UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-04318

The American Funds Income Series

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street, 55th Floor

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: August 31

Date of reporting period: August 31, 2023

Becky L. Park

The American Funds Income Series

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

U.S. Government Securities Fund® Annual report for the year ended August 31, 2023

Seeking stability in
uncertain markets

U.S. Government Securities Fund seeks to provide a high level of current income consistent with prudent investment risk and preservation of capital.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For over 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class F-2 and Class A shares at net asset value. If a sales charge (maximum 3.75% for Class A shares) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, refer to capitalgroup.com.

Here are the average annual total returns on a $1,000 investment for periods ended September 30, 2023 (the most recent calendar quarter-end):

	1 year	5 years	10 years

Class F-2 shares	–1.47%	0.47%	0.93%
Class A shares (Reflecting 3.75% maximum sales charge)	–5.42	–0.59	0.27

For other share class results, refer to capitalgroup.com and americanfundsretirement.com.

The total annual fund operating expense ratios are 0.36% for Class F-2 shares and 0.65% for Class A shares as of the prospectus dated November 1, 2023 (unaudited). The expense ratios are restated to reflect current fees.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or reimbursements, without which results would have been lower.

The fund’s net 30-day yield as of August 31, 2023, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 4.67% for Class F-2 shares and 4.16% for Class A shares. The fund’s gross 30-day yield as of that date was 4.66% for Class F-2 shares and 4.15% for Class A shares. The fund’s 12-month distribution rate as of that date was 3.04% for Class F-2 shares and 2.64% for Class A shares. Class A share results reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Fund shares of U.S. Government Securities Fund are not guaranteed by the U.S. government.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

3	The value of a long-term perspective

4	Investment portfolio

19	Financial statements

44	Board of trustees and other officers

Fellow investors:

For the 12 months ended August 31, 2023, U.S. Government Securities Fund declined 3.85%, while its benchmark, the Bloomberg U.S. Government/ Mortgage-Backed Securities Index, fell 2.04%, and its peer group measure, the Lipper General U.S. Government Funds Average, lost 3.76%.

Income is an important element of the fund’s total return. For its fiscal year, the fund paid monthly dividends of more than 36 cents a share. This resulted in an income return of 2.88% for investors who reinvested dividends.

The fund has demonstrated higher returns than its benchmark index and peer average over long-term periods. This is in large part due to the fund’s conscious approach to portfolio construction that may result in weightings of U.S. Treasury and mortgage-backed securities (MBS) significantly different than those of the index. That same distinct approach lost value during the most recent period, for reasons we discuss below.

Market review

The U.S. Treasury yield curve normally slopes upward, that is, short-term securities have lower yields than longer maturities. The latter, more volatile in price, tend to demand a higher yield as compensation.

But things have not been normal this reporting period. At the end of August 2022, the U.S. Treasury yield curve was considered “flat,” with long-, medium-and short-term Treasuries all around the 3% range. At the time, the Fed was several months into its rate-hiking program to fight inflation. So, short-term yields had risen to the levels of existing long-term debt.

By the end of August 2023, however, short-term rates were significantly higher than long-term rates, an environment known as an inverted yield

Results at a glance

For periods ended August 31, 2023, with all dividends reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime[1]

U.S. Government Securities Fund (Class F-2 shares)[2]	–3.85%	0.78%	1.28%	5.03%
U.S. Government Securities Fund (Class A shares)	–4.13	0.50	1.01	4.74
Bloomberg U.S. Government/Mortgage-Backed Securities Index[3]	–2.04	0.05	1.01	5.42
Lipper General U.S. Government Funds Average[4]	–3.76	–0.43	0.55	4.81

Past results are not predictive of results in future periods.

[1]	Lifetime returns are as of October 17, 1985, the inception date of Class A shares.
[2]	Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Refer to capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.
[3]	Bloomberg U.S. Government/Mortgage-Backed Securities Index is a market value-weighted index that covers fixed-rate, publicly placed, dollar-denominated obligations issued by the U.S. Treasury, U.S. government agencies, quasi-federal corporations, corporate or foreign debt guaranteed by the U.S. government, and the mortgage-backed pass-through securities of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Government National Mortgage Association. This index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. There have been periods when the fund has lagged the index. Source: Bloomberg Index Services Ltd.
[4]	Lipper General U.S. Government Funds Average is composed of funds that invest primarily in U.S. government and agency issues. The results of the underlying funds in the average include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the fund for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or U.S. federal income taxes. There have been periods when the fund has lagged the average. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper categories are dynamic, and averages may have few funds, especially over longer periods. For the number of funds included in the Lipper category for each fund’s lifetime, refer to the Quarterly Statistical Update, available on our website. Source: Refinitiv Lipper.

U.S. Government Securities Fund	1

curve. The Fed had increased rates 300 basis points (3%) over this time period, along with a $700 billion reduction of its balance sheet to reduce liquidity in the banking system.

Fed policy to fight inflation by tightening monetary and credit conditions seems to be working, at least on the surface. Headline consumer price inflation fell to an annualized 3.7% in August versus 8.3% one year earlier, and the U.S. economy and job market remained robust, with 2.4% real GDP growth in 2Q 2023 and a 3.8% unemployment rate in August, still close to January’s 3.4% historic low.

This soft landing in all but name has emboldened market participants to push prices and yields for riskier assets higher, somewhat frustrating the Fed’s attempts to tighten financial conditions.

Signs of potential trouble emerged in March, when bank runs triggered the failure of banks with almost $550 billion in assets. The proximate cause of the failures were longer maturity bonds and loans on the respective bank balance sheets that plummeted in value as the Fed hiked rates. To stem the panic, the FDIC guaranteed all failed bank deposits — whether FDIC-insured or not — while the Fed made emergency loans to the FDIC and introduced a new emergency bank lending facility, the Bank Term Funding Program. At its May peak these emergency programs lent $300 billion and remained above $240 billion at the end of August 2023.

The Fed’s prompt action stabilized markets, but the underlying problem of significant unrealized losses persists in the $22.8 trillion commercial banking system.

Inside the portfolio

The dramatic rise in rates over a short period focused our attention on the dangers of overtightening in a fragile and highly indebted financial system. We expected the March banking crisis to be the beginning of a recession that would force short-term yields down and normalize the curve. The portfolio expression of that view is our ongoing yield curve steepener position, which underweights the 10- to 30-year portion of the curve while overweighting the two- and five-year part. Our surprise was that markets quickly recovered. As a result, the fund’s overweight relative to the index in short-duration bonds hurt the fund on a relative basis.

With the Fed’s anti-inflation policy, the fund reduced its holdings in Treasury Inflation-Protected Securities (TIPS) from 29% to about 8% of the portfolio. The outlook for inflation has normalized, and these securities are no longer cheap.

By contrast, agency MBS have become very attractive in our view. A combination of weak demand due to capital constraints on the banks who typically buy these securities and increased supply from the FDIC due to liquidations from failed bank portfolios prompted us to move our agency MBS from an underweight position to nearly 60% of the portfolio.

As part of our ongoing portfolio management strategy, we also hold derivative positions such as Treasury futures and interest rate swaps. The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Derivatives are very liquid and allow us to more accurately implement our duration and yield curve views. Duration refers to the bond price sensitivity to changes in interest rates; a longer duration indicates more bond price sensitivity to changes in interest rates.

The portfolio, beginning on page 4, provides a complete breakdown of the various government securities and sectors held by the fund as of August 31, 2023.

Looking ahead

We don’t believe March was a one-off. We doubt the Fed can transition from near-zero rates for two years and a $5 trillion growth in its balance sheet to an over 5% rate increase in less than eight months and a $1 trillion per-year shrinking of its balance sheet without creating major problems in the economy and markets.

To add to the instability of current market conditions, anticipated Federal Government deficits of $2 trillion a year are uncomfortably large during a strong growth period when tax receipts are healthy and unemployment is low. Should the U.S. economy move into a recession, the deficit would likely increase significantly, placing further strain on financial markets.

As such, we maintain our portfolio position that the market is underpricing the recession and financial contagion risk.

Thank you for your patience and continued support. We look forward to reporting to you again in 12 months.

Cordially,

Fergus MacDonald
President

October 11, 2023

For current information about the fund, refer to capitalgroup.com.

2	U.S. Government Securities Fund

The value of a long-term perspective

How a hypothetical $10,000 investment has grown (for the period October 17, 1985, to August 31, 2023, with distributions reinvested)

Fund results shown are for Class F-2 and Class A shares. Class A share results reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.1 Thus, the net amount invested was $9,625.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, refer to capitalgroup.com.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Refer to capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $500,000 or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 4.75% prior to January 10, 2000.
[3]	The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Bloomberg source: Bloomberg Index Services Ltd.
[4]	Results of the Lipper General U.S. Government Funds Average do not reflect any sales charges. There have been periods when the fund has lagged the average. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper categories are dynamic and averages may have few funds,especially over longer periods. Lipper source: Refinitiv Lipper. Refer to the Quarterly Statistical Update, available on our website,for the number of funds included in the Lipper category for each fund’s lifetime.
[5]	For the period October 17, 1985, commencement of fund operations, through August 31, 1986.

The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended August 31, 2023)

	1 year	5 years	10 years

Class F-2 shares	–3.85%	0.78%	1.28%
Class A shares*	–7.74	–0.27	0.63

*	Assumes payment of the maximum 3.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Refer to capitalgroup.com for more information.

U.S. Government Securities Fund	3

Investment portfolio August 31, 2023

Portfolio by type of security	Percent of net assets

Portfolio quality summary*	Percent of net assets
U.S. Treasury and agency†	36.58%
AAA/Aaa	59.49
AA/Aa	.33
Short-term securities & other assets less liabilities	3.60
*	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. In assigning a credit rating to a security, the fund looks specifically to the ratings assigned to the issuer of the security by Standard & Poor’s, Moody’s and/or Fitch. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund’s investment policies. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.
†	These securities are guaranteed by the full faith and credit of the U.S. government.

Bonds, notes & other debt instruments 96.40%	Principal amount (000)			Value (000)
Mortgage-backed obligations 59.82%
Federal agency mortgage-backed obligations 59.82%
Fannie Mae Pool #256708 6.50% 3/1/2027[1]	USD	7		$7
Fannie Mae Pool #256993 6.50% 11/1/2027[1]		66		67
Fannie Mae Pool #257055 6.50% 12/1/2027[1]		119		121
Fannie Mae Pool #AL9870 6.50% 2/1/2028[1]		19		19
Fannie Mae Pool #437138 6.50% 8/1/2028[1]		—	[2]	—	[2]
Fannie Mae Pool #AD0329 6.50% 9/1/2028[1]		6		6
Fannie Mae Pool #AL5156 6.50% 2/1/2029[1]		282		287
Fannie Mae Pool #AY1948 3.50% 1/1/2030[1]		90		86
Fannie Mae Pool #AZ0554 3.50% 10/1/2030[1]		115		110
Fannie Mae Pool #735571 8.00% 11/1/2031[1]		40		40
Fannie Mae Pool #555254 6.50% 1/1/2033[1]		—	[2]	—	[2]
Fannie Mae Pool #CA1442 3.00% 3/1/2033[1]		424		397
Fannie Mae Pool #BJ5302 3.00% 3/1/2033[1]		286		267
Fannie Mae Pool #695412 5.00% 6/1/2033[1]		2		2
Fannie Mae Pool #BN3172 4.00% 1/1/2034[1]		10		9
Fannie Mae Pool #BN1085 4.00% 1/1/2034[1]		7		7
Fannie Mae Pool #BO6247 2.50% 12/1/2034[1]		3,950		3,591
Fannie Mae Pool #AD3566 5.00% 10/1/2035[1]		15		15
Fannie Mae Pool #AS6870 4.00% 3/1/2036[1]		1,721		1,633
Fannie Mae Pool #MA2588 4.00% 4/1/2036[1]		3,722		3,533
Fannie Mae Pool #MA2717 4.00% 8/1/2036[1]		3,291		3,121
Fannie Mae Pool #MA2746 4.00% 9/1/2036[1]		3,057		2,899
Fannie Mae Pool #MA2787 4.00% 10/1/2036[1]		6,128		5,813
Fannie Mae Pool #898565 6.50% 10/1/2036[1]		—	[2]	—	[2]
Fannie Mae Pool #MA2819 4.00% 11/1/2036[1]		352		334
Fannie Mae Pool #MA2856 4.00% 12/1/2036[1]		9		8
Fannie Mae Pool #888372 6.50% 4/1/2037[1]		12		12
Fannie Mae Pool #256810 6.50% 7/1/2037[1]		26		26
Fannie Mae Pool #256828 7.00% 7/1/2037[1]		13		14
Fannie Mae Pool #MA3099 4.00% 8/1/2037[1]		2,868		2,721
Fannie Mae Pool #256860 6.50% 8/1/2037[1]		35		36
Fannie Mae Pool #888873 6.50% 8/1/2037[1]		—	[2]	—	[2]
Fannie Mae Pool #947337 6.50% 10/1/2037[1]		—	[2]	—	[2]
Fannie Mae Pool #888698 7.00% 10/1/2037[1]		39		40

4	U.S. Government Securities Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #954832 6.50% 1/1/2038[1]	USD	1	$1
Fannie Mae Pool #970343 6.00% 2/1/2038[1]		32	31
Fannie Mae Pool #889388 7.00% 3/1/2038[1]		131	134
Fannie Mae Pool #AL1308 6.50% 5/1/2039[1]		1	1
Fannie Mae Pool #AC0794 5.00% 10/1/2039[1]		87	87
Fannie Mae Pool #932606 5.00% 2/1/2040[1]		37	37
Fannie Mae Pool #MA4093 2.00% 8/1/2040[1]		2,832	2,379
Fannie Mae Pool #MA4152 2.00% 10/1/2040[1]		3,187	2,672
Fannie Mae Pool #AH0351 4.50% 2/1/2041[1]		215	209
Fannie Mae Pool #MA4287 2.00% 3/1/2041[1]		36,575	30,751
Fannie Mae Pool #MA4333 2.00% 5/1/2041[1]		29,911	25,115
Fannie Mae Pool #AI1862 5.00% 5/1/2041[1]		607	604
Fannie Mae Pool #AI3510 5.00% 6/1/2041[1]		324	322
Fannie Mae Pool #AE1248 5.00% 6/1/2041[1]		144	143
Fannie Mae Pool #MA4387 2.00% 7/1/2041[1]		49,531	41,523
Fannie Mae Pool #FM7690 2.00% 7/1/2041[1]		14,294	12,001
Fannie Mae Pool #BT5941 2.00% 7/1/2041[1]		5,568	4,667
Fannie Mae Pool #MA4407 2.00% 8/1/2041[1]		107,059	89,630
Fannie Mae Pool #FM8120 2.00% 8/1/2041[1]		9,711	8,189
Fannie Mae Pool #AJ0704 5.00% 9/1/2041[1]		290	290
Fannie Mae Pool #AJ1873 4.00% 10/1/2041[1]		243	231
Fannie Mae Pool #AJ5391 5.00% 11/1/2041[1]		202	201
Fannie Mae Pool #AE1277 5.00% 11/1/2041[1]		65	64
Fannie Mae Pool #MA4501 2.00% 12/1/2041[1]		49,186	40,719
Fannie Mae Pool #AE1283 5.00% 12/1/2041[1]		40	40
Fannie Mae Pool #AJ9327 3.50% 1/1/2042[1]		24	23
Fannie Mae Pool #MA4540 2.00% 2/1/2042[1]		17,507	14,554
Fannie Mae Pool #MA4570 2.00% 3/1/2042[1]		9,924	8,248
Fannie Mae Pool #MA4586 2.00% 4/1/2042[1]		3,143	2,613
Fannie Mae Pool #AR1512 3.50% 1/1/2043[1]		253	233
Fannie Mae Pool #AT0412 3.50% 3/1/2043[1]		123	114
Fannie Mae Pool #AT0300 3.50% 3/1/2043[1]		45	41
Fannie Mae Pool #AT3954 3.50% 4/1/2043[1]		74	69
Fannie Mae Pool #AT5898 3.00% 6/1/2043[1]		7,652	6,778
Fannie Mae Pool #AL3829 3.50% 6/1/2043[1]		1,174	1,086
Fannie Mae Pool #AT7161 3.50% 6/1/2043[1]		289	267
Fannie Mae Pool #AX8521 3.50% 12/1/2044[1]		171	158
Fannie Mae Pool #AY1829 3.50% 12/1/2044[1]		71	65
Fannie Mae Pool #BE5009 3.50% 1/1/2045[1]		365	334
Fannie Mae Pool #BE5017 3.50% 2/1/2045[1]		644	588
Fannie Mae Pool #FM9416 3.50% 7/1/2045[1]		133,124	121,440
Fannie Mae Pool #AY3880 4.00% 11/1/2045[1]		73	70
Fannie Mae Pool #BC3465 4.00% 2/1/2046[1]		7	6
Fannie Mae Pool #AS8310 3.00% 11/1/2046[1]		132	117
Fannie Mae Pool #MA2833 3.00% 12/1/2046[1]		6,288	5,536
Fannie Mae Pool #BD2440 3.50% 1/1/2047[1]		371	337
Fannie Mae Pool #AS8804 3.50% 2/1/2047[1]		10,486	9,540
Fannie Mae Pool #BM1179 3.00% 4/1/2047[1]		133	117
Fannie Mae Pool #BE8740 3.50% 5/1/2047[1]		552	503
Fannie Mae Pool #BE8742 3.50% 5/1/2047[1]		174	159
Fannie Mae Pool #BH2846 3.50% 5/1/2047[1]		81	74
Fannie Mae Pool #BH2848 3.50% 5/1/2047[1]		71	64
Fannie Mae Pool #BH2847 3.50% 5/1/2047[1]		25	23
Fannie Mae Pool #BH3122 4.00% 6/1/2047[1]		51	48
Fannie Mae Pool #CA0770 3.50% 11/1/2047[1]		8,538	7,782
Fannie Mae Pool #BJ5015 4.00% 12/1/2047[1]		1,324	1,245
Fannie Mae Pool #BJ4342 4.00% 1/1/2048[1]		133	125
Fannie Mae Pool #BJ6169 4.00% 1/1/2048[1]		38	36
Fannie Mae Pool #BJ8318 4.50% 1/1/2048[1]		172	165
Fannie Mae Pool #BJ4901 3.50% 3/1/2048[1]		423	385
Fannie Mae Pool #BK5232 4.00% 5/1/2048[1]		743	699
Fannie Mae Pool #BK6840 4.00% 6/1/2048[1]		994	936
Fannie Mae Pool #BK9743 4.00% 8/1/2048[1]		309	291
Fannie Mae Pool #BK9761 4.50% 8/1/2048[1]		132	127
Fannie Mae Pool #BN1172 4.50% 11/1/2048[1]		147	141
Fannie Mae Pool #CA2850 4.00% 12/1/2048[1]		1,831	1,736
Fannie Mae Pool #FM2656 3.50% 1/1/2049[1]		2,244	2,042

U.S. Government Securities Fund	5

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #BF0320 5.50% 1/1/2049[1]	USD	3,373	$3,483
Fannie Mae Pool #FM3280 3.50% 5/1/2049[1]		34,504	31,489
Fannie Mae Pool #BN6708 3.50% 6/1/2049[1]		10,887	9,920
Fannie Mae Pool #FM1062 3.50% 6/1/2049[1]		4,459	4,072
Fannie Mae Pool #FM1220 3.50% 7/1/2049[1]		2,783	2,533
Fannie Mae Pool #BJ8411 3.50% 8/1/2049[1]		1,165	1,061
Fannie Mae Pool #FM1505 3.00% 9/1/2049[1]		10,893	9,514
Fannie Mae Pool #CA4151 3.50% 9/1/2049[1]		5,819	5,320
Fannie Mae Pool #FM1443 3.50% 9/1/2049[1]		3,308	3,012
Fannie Mae Pool #BO2264 3.00% 10/1/2049[1]		36,832	32,096
Fannie Mae Pool #BO2890 3.00% 11/1/2049[1]		2,254	1,969
Fannie Mae Pool #FM2179 3.00% 1/1/2050[1]		10,555	9,246
Fannie Mae Pool #FM2389 3.50% 2/1/2050[1]		1,913	1,743
Fannie Mae Pool #FM2822 3.00% 3/1/2050[1]		6,827	5,963
Fannie Mae Pool #CA5338 3.00% 3/1/2050[1]		5,604	4,844
Fannie Mae Pool #FM2777 3.00% 3/1/2050[1]		3,136	2,738
Fannie Mae Pool #FM2664 3.50% 3/1/2050[1]		21,497	19,501
Fannie Mae Pool #CA5539 3.00% 4/1/2050[1]		13,429	11,728
Fannie Mae Pool #CA5968 2.50% 6/1/2050[1]		2,272	1,915
Fannie Mae Pool #CA6349 3.00% 7/1/2050[1]		5,125	4,449
Fannie Mae Pool #CA6593 2.50% 8/1/2050[1]		10,534	8,861
Fannie Mae Pool #CA6740 3.00% 8/1/2050[1]		3,009	2,611
Fannie Mae Pool #BP6715 2.00% 9/1/2050[1]		4	3
Fannie Mae Pool #CA7052 3.00% 9/1/2050[1]		947	822
Fannie Mae Pool #CA7325 2.00% 10/1/2050[1]		4,452	3,607
Fannie Mae Pool #CA7257 2.50% 10/1/2050[1]		2,209	1,858
Fannie Mae Pool #CA7381 3.00% 10/1/2050[1]		4,595	3,986
Fannie Mae Pool #CA7739 2.50% 11/1/2050[1]		24,184	20,161
Fannie Mae Pool #CA7606 3.00% 11/1/2050[1]		41,999	36,806
Fannie Mae Pool #MA4208 2.00% 12/1/2050[1]		2,623	2,103
Fannie Mae Pool #FM5166 3.00% 12/1/2050[1]		3,139	2,724
Fannie Mae Pool #MA4237 2.00% 1/1/2051[1]		1,018	815
Fannie Mae Pool #CA8828 2.50% 2/1/2051[1]		9,699	8,168
Fannie Mae Pool #FM6548 2.00% 3/1/2051[1]		10,780	8,735
Fannie Mae Pool #CB0290 2.00% 4/1/2051[1]		10,654	8,526
Fannie Mae Pool #MA4305 2.00% 4/1/2051[1]		123	99
Fannie Mae Pool #CB0041 3.00% 4/1/2051[1]		32,130	28,143
Fannie Mae Pool #BR1035 2.00% 5/1/2051[1]		73	59
Fannie Mae Pool #CB0457 2.50% 5/1/2051[1]		5,947	4,966
Fannie Mae Pool #FM7694 3.00% 6/1/2051[1]		32,669	28,440
Fannie Mae Pool #FM7687 3.00% 6/1/2051[1]		2,937	2,567
Fannie Mae Pool #BR2095 2.50% 7/1/2051[1]		20,042	16,699
Fannie Mae Pool #FM7900 2.50% 7/1/2051[1]		2,214	1,857
Fannie Mae Pool #CB1304 3.00% 8/1/2051[1]		330	287
Fannie Mae Pool #CB1527 2.50% 9/1/2051[1]		8,064	6,728
Fannie Mae Pool #FS4628 3.00% 10/1/2051[1]		9,760	8,466
Fannie Mae Pool #FS0965 2.00% 11/1/2051[1]		584	470
Fannie Mae Pool #FM9492 2.50% 11/1/2051[1]		13,888	11,658
Fannie Mae Pool #FM9694 2.50% 11/1/2051[1]		6,743	5,692
Fannie Mae Pool #CB2292 3.00% 11/1/2051[1]		19,615	17,130
Fannie Mae Pool #FM9632 3.00% 11/1/2051[1]		14,622	12,724
Fannie Mae Pool #FM9631 3.00% 11/1/2051[1]		6,229	5,425
Fannie Mae Pool #FM9810 3.00% 11/1/2051[1]		4,302	3,730
Fannie Mae Pool #FS0433 2.50% 12/1/2051[1]		42,313	35,933
Fannie Mae Pool #CB2286 2.50% 12/1/2051[1]		14,453	12,096
Fannie Mae Pool #CB2371 2.50% 12/1/2051[1]		7,905	6,624
Fannie Mae Pool #FM9804 2.50% 12/1/2051[1]		7,286	6,135
Fannie Mae Pool #CB2319 2.50% 12/1/2051[1]		3,081	2,584
Fannie Mae Pool #CB2372 2.50% 12/1/2051[1]		1,484	1,242
Fannie Mae Pool #BT9483 2.50% 12/1/2051[1]		1,170	981
Fannie Mae Pool #BT9510 2.50% 12/1/2051[1]		1,166	979
Fannie Mae Pool #CB2414 3.00% 12/1/2051[1]		42,976	37,588
Fannie Mae Pool #CB2293 3.00% 12/1/2051[1]		19,612	17,104
Fannie Mae Pool #FM9976 3.00% 12/1/2051[1]		9,909	8,685
Fannie Mae Pool #MA5011 6.00% 12/1/2051[1]		163,105	163,600
Fannie Mae Pool #CB2544 3.00% 1/1/2052[1]		20,569	17,878
Fannie Mae Pool #FS0454 3.00% 1/1/2052[1]		4,389	3,801

6	U.S. Government Securities Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #BV3076 2.00% 2/1/2052[1]	USD	9,174	$7,329
Fannie Mae Pool #CB2765 2.00% 2/1/2052[1]		7,561	6,070
Fannie Mae Pool #FS0523 2.50% 2/1/2052[1]		2,294	1,923
Fannie Mae Pool #FS0647 3.00% 2/1/2052[1]		5,987	5,246
Fannie Mae Pool #BV6617 3.50% 4/1/2052[1]		1,455	1,302
Fannie Mae Pool #CB3774 4.00% 6/1/2052[1]		38,257	35,351
Fannie Mae Pool #MA4732 4.00% 9/1/2052[1]		61,548	56,860
Fannie Mae Pool #BW1192 4.50% 9/1/2052[1]		9,655	9,161
Fannie Mae Pool #BW8497 4.50% 9/1/2052[1]		6,465	6,142
Fannie Mae Pool #BW1289 5.50% 10/1/2052[1]		9,603	9,494
Fannie Mae Pool #BW1243 5.50% 10/1/2052[1]		8,782	8,686
Fannie Mae Pool #MA4820 6.50% 10/1/2052[1]		268	273
Fannie Mae Pool #FS5554 4.50% 11/1/2052[1]		43,919	41,677
Fannie Mae Pool #MA4842 5.50% 12/1/2052[1]		26,203	25,904
Fannie Mae Pool #BX2476 5.50% 12/1/2052[1]		876	866
Fannie Mae Pool #CB5778 6.00% 12/1/2052[1]		485	486
Fannie Mae Pool #BX1070 6.00% 12/1/2052[1]		98	98
Fannie Mae Pool #FS4947 4.00% 1/1/2053[1]		44,596	41,202
Fannie Mae Pool #BT8034 4.50% 1/1/2053[1]		160	152
Fannie Mae Pool #MA4894 6.00% 1/1/2053[1]		139,447	139,900
Fannie Mae Pool #BX5931 6.00% 1/1/2053[1]		999	1,002
Fannie Mae Pool #MA4917 4.50% 2/1/2053[1]		1,270	1,204
Fannie Mae Pool #MA4919 5.50% 2/1/2053[1]		24,258	23,972
Fannie Mae Pool #MA4920 6.00% 2/1/2053[1]		55,659	55,828
Fannie Mae Pool #FS3759 6.00% 2/1/2053[1]		11,511	11,733
Fannie Mae Pool #BX7703 6.50% 2/1/2053[1]		7,486	7,611
Fannie Mae Pool #BX7779 5.50% 3/1/2053[1]		6,874	6,809
Fannie Mae Pool #BX9431 5.50% 3/1/2053[1]		6,629	6,568
Fannie Mae Pool #FS4152 5.50% 3/1/2053[1]		4,308	4,255
Fannie Mae Pool #FS4774 5.50% 3/1/2053[1]		456	450
Fannie Mae Pool #MA4942 6.00% 3/1/2053[1]		53,434	53,597
Fannie Mae Pool #MA4977 4.50% 4/1/2053[1]		1,161	1,101
Fannie Mae Pool #MA4979 5.50% 4/1/2053[1]		50,955	50,325
Fannie Mae Pool #BX8556 5.50% 4/1/2053[1]		7,245	7,160
Fannie Mae Pool #BY0007 5.50% 4/1/2053[1]		6,576	6,494
Fannie Mae Pool #BX9116 5.50% 4/1/2053[1]		2,816	2,781
Fannie Mae Pool #MA4980 6.00% 4/1/2053[1]		158,157	158,637
Fannie Mae Pool #CB6597 6.00% 4/1/2053[1]		10,252	10,292
Fannie Mae Pool #CB6106 6.50% 4/1/2053[1]		6,267	6,417
Fannie Mae Pool #FS4563 5.00% 5/1/2053[1]		4,786	4,644
Fannie Mae Pool #MA5010 5.50% 5/1/2053[1]		14,673	14,491
Fannie Mae Pool #BY0204 5.50% 5/1/2053[1]		6,759	6,677
Fannie Mae Pool #BY0091 5.50% 5/1/2053[1]		1,861	1,838
Fannie Mae Pool #BY0849 5.50% 5/1/2053[1]		100	99
Fannie Mae Pool #BY2061 6.00% 5/1/2053[1]		499	500
Fannie Mae Pool #BY2260 6.00% 5/1/2053[1]		399	400
Fannie Mae Pool #MA5039 5.50% 6/1/2053[1]		73,633	72,723
Fannie Mae Pool #FS5192 5.50% 6/1/2053[1]		72,363	71,523
Fannie Mae Pool #MA5040 6.00% 6/1/2053[1]		57,408	57,582
Fannie Mae Pool #CB6485 6.00% 6/1/2053[1]		45,812	45,952
Fannie Mae Pool #CB6486 6.00% 6/1/2053[1]		28,877	29,073
Fannie Mae Pool #CB6465 6.00% 6/1/2053[1]		20,762	20,881
Fannie Mae Pool #FS4775 6.00% 6/1/2053[1]		7,878	7,908
Fannie Mae Pool #BY4224 6.00% 6/1/2053[1]		1,072	1,079
Fannie Mae Pool #BW5303 6.00% 6/1/2053[1]		232	232
Fannie Mae Pool #CB6491 6.50% 6/1/2053[1]		35,729	36,445
Fannie Mae Pool #CB6490 6.50% 6/1/2053[1]		12,344	12,549
Fannie Mae Pool #CB6468 6.50% 6/1/2053[1]		9,055	9,224
Fannie Mae Pool #MA5070 4.50% 7/1/2053[1]		40,371	38,319
Fannie Mae Pool #MA5071 5.00% 7/1/2053[1]		36,770	35,670
Fannie Mae Pool #MA5072 5.50% 7/1/2053[1]		145,913	144,114
Fannie Mae Pool #MA5073 6.00% 7/1/2053[1]		12,270	12,307
Fannie Mae Pool #BF0141 5.50% 9/1/2056[1]		404	414
Fannie Mae Pool #BF0379 3.50% 4/1/2059[1]		18,995	17,003
Fannie Mae Pool #BM6693 3.50% 8/1/2059[1]		7,464	6,682
Fannie Mae Pool #BF0481 3.50% 6/1/2060[1]		12,919	11,565
Fannie Mae Pool #BF0480 3.50% 6/1/2060[1]		8,227	7,405

U.S. Government Securities Fund	7

Bonds, notes & other debt instruments (continued)	Principal amount (000)			Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #BF0497 3.00% 7/1/2060[1]	USD	25,369		$21,201
Fannie Mae Pool #BF0585 4.50% 12/1/2061[1]		5,306		5,050
Fannie Mae, Series 2001-4, Class NA, 9.00% 10/25/2025[1,3]		—	[2]	—	[2]
Fannie Mae, Series 2001-25, Class ZA, 6.50% 6/25/2031[1]		72		72
Fannie Mae, Series 2006-65, Class PF, (30-day Average USD-SOFR + 0.394%) 5.682% 7/25/2036[1,3]		250		247
Fannie Mae, Series 1999-T2, Class A1, 7.50% 1/19/2039[1,3]		81		81
Fannie Mae, Series 2001-T10, Class A1, 7.00% 12/25/2041[1]		29		30
Fannie Mae, Series 2014-M3, Class A2, Multi Family, 3.501% 1/25/2024[1,3]		506		500
Fannie Mae, Series 2017-M3, Class AV2, Multi Family, 2.623% 5/25/2024[1,3]		742		734
Fannie Mae, Series 2017-M10, Class AV2, Multi Family, 2.625% 7/25/2024[1,3]		1,385		1,353
Fannie Mae, Series 2017-M15, Class AV2, Multi Family, 2.624% 11/25/2024[1,3]		752		729
Fannie Mae, Series 2006-56, Class OG, principal only, 0% 7/25/2036[1]		225		189
Fannie Mae, Series 2006-83, Class AO, principal only, 0% 9/25/2036[1]		345		292
Freddie Mac Pool #QS0124 1.50% 11/1/2030[1]		395		359
Freddie Mac Pool #ZS1044 6.50% 2/1/2036[1]		1		1
Freddie Mac Pool #ZI5486 6.50% 9/1/2036[1]		2		2
Freddie Mac Pool #C91909 4.00% 11/1/2036[1]		54		52
Freddie Mac Pool #1H1354 4.577% 11/1/2036[1,3]		51		52
Freddie Mac Pool #ZI7575 6.50% 6/1/2038[1]		1		1
Freddie Mac Pool #SC0113 2.00% 12/1/2040[1]		2,569		2,165
Freddie Mac Pool #RB5105 2.00% 3/1/2041[1]		54,788		46,226
Freddie Mac Pool #G06459 5.00% 5/1/2041[1]		1,103		1,103
Freddie Mac Pool #RB5114 2.00% 6/1/2041[1]		50,817		42,654
Freddie Mac Pool #SC0169 2.00% 6/1/2041[1]		4,551		3,815
Freddie Mac Pool #RB5118 2.00% 7/1/2041[1]		63,134		52,925
Freddie Mac Pool #RB5121 2.00% 8/1/2041[1]		98,479		82,203
Freddie Mac Pool #SC0175 2.00% 9/1/2041[1]		8,983		7,550
Freddie Mac Pool #QK1181 2.00% 11/1/2041[1]		6,937		5,778
Freddie Mac Pool #RB5138 2.00% 12/1/2041[1]		46,252		38,311
Freddie Mac Pool #RB5145 2.00% 2/1/2042[1]		9,375		7,793
Freddie Mac Pool #RB5148 2.00% 3/1/2042[1]		39,920		33,179
Freddie Mac Pool #RB5153 2.00% 4/1/2042[1]		12,241		10,157
Freddie Mac Pool #RB5154 2.50% 4/1/2042[1]		125,983		107,720
Freddie Mac Pool #Q15874 4.00% 2/1/2043[1]		32		31
Freddie Mac Pool #Q17696 3.50% 4/1/2043[1]		289		267
Freddie Mac Pool #Q18236 3.50% 5/1/2043[1]		402		371
Freddie Mac Pool #Q19133 3.50% 6/1/2043[1]		327		301
Freddie Mac Pool #G61082 3.00% 7/1/2043[1]		3,364		2,985
Freddie Mac Pool #Q28558 3.50% 9/1/2044[1]		1,399		1,283
Freddie Mac Pool #760012 3.113% 4/1/2045[1,3]		962		931
Freddie Mac Pool #760013 3.194% 4/1/2045[1,3]		508		494
Freddie Mac Pool #760014 2.719% 8/1/2045[1,3]		653		617
Freddie Mac Pool #G60238 3.50% 10/1/2045[1]		8,049		7,358
Freddie Mac Pool #Z40130 3.00% 1/1/2046[1]		1,499		1,330
Freddie Mac Pool #G60744 3.50% 7/1/2046[1]		1,757		1,603
Freddie Mac Pool #G67700 3.50% 8/1/2046[1]		2,977		2,717
Freddie Mac Pool #760015 2.568% 1/1/2047[1,3]		1,500		1,401
Freddie Mac Pool #Q47615 3.50% 4/1/2047[1]		531		483
Freddie Mac Pool #Q51622 3.50% 10/1/2047[1]		616		561
Freddie Mac Pool #Q52069 3.50% 11/1/2047[1]		743		678
Freddie Mac Pool #ZT0538 3.50% 3/1/2048[1]		1,569		1,426
Freddie Mac Pool #Q54709 3.50% 3/1/2048[1]		545		497
Freddie Mac Pool #Q54701 3.50% 3/1/2048[1]		521		475
Freddie Mac Pool #Q55056 3.50% 3/1/2048[1]		449		409
Freddie Mac Pool #Q54700 3.50% 3/1/2048[1]		415		378
Freddie Mac Pool #Q54781 3.50% 3/1/2048[1]		371		338
Freddie Mac Pool #Q54782 3.50% 3/1/2048[1]		336		306
Freddie Mac Pool #Q54699 3.50% 3/1/2048[1]		213		195
Freddie Mac Pool #Q54831 3.50% 3/1/2048[1]		166		151
Freddie Mac Pool #Q54698 3.50% 3/1/2048[1]		151		139
Freddie Mac Pool #G67711 4.00% 3/1/2048[1]		24,167		22,770
Freddie Mac Pool #Q55060 3.50% 4/1/2048[1]		147		134
Freddie Mac Pool #Q55971 4.00% 5/1/2048[1]		693		653
Freddie Mac Pool #Q56175 4.00% 5/1/2048[1]		651		613
Freddie Mac Pool #Q55970 4.00% 5/1/2048[1]		316		299
Freddie Mac Pool #Q56590 3.50% 6/1/2048[1]		289		263

8	U.S. Government Securities Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #Q56589 3.50% 6/1/2048[1]	USD	179	$164
Freddie Mac Pool #Q56591 3.50% 6/1/2048[1]		126	115
Freddie Mac Pool #Q56599 4.00% 6/1/2048[1]		1,011	952
Freddie Mac Pool #Q57242 4.50% 7/1/2048[1]		316	305
Freddie Mac Pool #Q58411 4.50% 9/1/2048[1]		1,301	1,258
Freddie Mac Pool #Q58436 4.50% 9/1/2048[1]		690	665
Freddie Mac Pool #Q58378 4.50% 9/1/2048[1]		504	486
Freddie Mac Pool #ZA6700 3.50% 4/1/2049[1]		10,359	9,413
Freddie Mac Pool #QA0284 3.50% 6/1/2049[1]		1,866	1,699
Freddie Mac Pool #SD7502 3.50% 7/1/2049[1]		7,108	6,507
Freddie Mac Pool #QA1442 3.50% 8/1/2049[1]		4,001	3,641
Freddie Mac Pool #RA1339 3.00% 9/1/2049[1]		1,660	1,450
Freddie Mac Pool #QA2748 3.50% 9/1/2049[1]		517	471
Freddie Mac Pool #RA1580 3.50% 10/1/2049[1]		4,082	3,733
Freddie Mac Pool #RA1463 3.50% 10/1/2049[1]		4,016	3,672
Freddie Mac Pool #RA2003 4.50% 1/1/2050[1]		6,409	6,164
Freddie Mac Pool #RA2319 3.00% 3/1/2050[1]		8,963	7,758
Freddie Mac Pool #SD7513 3.50% 4/1/2050[1]		71,125	64,768
Freddie Mac Pool #RA3384 3.00% 8/1/2050[1]		1,001	869
Freddie Mac Pool #RA3506 3.00% 9/1/2050[1]		5,224	4,531
Freddie Mac Pool #SD8106 2.00% 11/1/2050[1]		33,475	26,819
Freddie Mac Pool #SD8128 2.00% 2/1/2051[1]		428	342
Freddie Mac Pool #SD8134 2.00% 3/1/2051[1]		713	570
Freddie Mac Pool #RA5288 2.00% 5/1/2051[1]		33,791	27,079
Freddie Mac Pool #RA5259 2.50% 5/1/2051[1]		5,841	4,877
Freddie Mac Pool #RA5267 3.00% 5/1/2051[1]		3,418	2,955
Freddie Mac Pool #SD7544 3.00% 7/1/2051[1]		1,587	1,389
Freddie Mac Pool #SD7545 2.50% 9/1/2051[1]		6,452	5,422
Freddie Mac Pool #RA5901 3.00% 9/1/2051[1]		3,376	2,929
Freddie Mac Pool #RA5971 3.00% 9/1/2051[1]		2,075	1,810
Freddie Mac Pool #SD2880 3.00% 10/1/2051[1]		19,165	16,617
Freddie Mac Pool #SD0734 3.00% 10/1/2051[1]		516	450
Freddie Mac Pool #RA6406 2.00% 11/1/2051[1]		5,598	4,483
Freddie Mac Pool #SD1385 2.50% 11/1/2051[1]		6,029	5,056
Freddie Mac Pool #SD7548 2.50% 11/1/2051[1]		4,427	3,717
Freddie Mac Pool #RA6347 3.00% 11/1/2051[1]		3,839	3,330
Freddie Mac Pool #SD7552 2.50% 1/1/2052[1]		3,139	2,622
Freddie Mac Pool #SD0813 3.00% 1/1/2052[1]		991	864
Freddie Mac Pool #SD7550 3.00% 2/1/2052[1]		40,170	35,131
Freddie Mac Pool #SD0873 3.50% 2/1/2052[1]		29,886	27,162
Freddie Mac Pool #QD7089 3.50% 2/1/2052[1]		2,271	2,034
Freddie Mac Pool #SD1450 2.50% 3/1/2052[1]		2,422	2,031
Freddie Mac Pool #SD7553 3.00% 3/1/2052[1]		107,813	94,030
Freddie Mac Pool #SD7554 2.50% 4/1/2052[1]		1,418	1,189
Freddie Mac Pool #8D0226 2.535% 5/1/2052[1,3]		6,219	5,382
Freddie Mac Pool #SD8214 3.50% 5/1/2052[1]		67,547	60,417
Freddie Mac Pool #RA7556 4.50% 6/1/2052[1]		15,806	14,997
Freddie Mac Pool #QE8579 4.50% 8/1/2052[1]		2,527	2,399
Freddie Mac Pool #SD8251 5.50% 8/1/2052[1]		938	928
Freddie Mac Pool #QF0212 4.50% 9/1/2052[1]		12,122	11,502
Freddie Mac Pool #QE9497 4.50% 9/1/2052[1]		2,885	2,737
Freddie Mac Pool #SD1608 4.50% 9/1/2052[1]		1,729	1,641
Freddie Mac Pool #RA7938 5.00% 9/1/2052[1]		60,775	58,992
Freddie Mac Pool #QF1236 4.50% 10/1/2052[1]		16,855	15,992
Freddie Mac Pool #SD2465 4.50% 10/1/2052[1]		1,151	1,093
Freddie Mac Pool #SD1968 4.00% 11/1/2052[1]		50,196	46,378
Freddie Mac Pool #SD1895 4.50% 11/1/2052[1]		21,463	20,698
Freddie Mac Pool #SD2948 5.50% 11/1/2052[1]		30,721	30,346
Freddie Mac Pool #SD8276 5.00% 12/1/2052[1]		56,663	54,996
Freddie Mac Pool #QF4188 5.50% 12/1/2052[1]		998	986
Freddie Mac Pool #QF4136 5.50% 12/1/2052[1]		360	356
Freddie Mac Pool #SD8281 6.50% 12/1/2052[1]		72,533	73,954
Freddie Mac Pool #SD8288 5.00% 1/1/2053[1]		225,127	218,435
Freddie Mac Pool #QF7015 5.50% 1/1/2053[1]		1,978	1,955
Freddie Mac Pool #SD8290 6.00% 1/1/2053[1]		274,696	275,573
Freddie Mac Pool #QF6121 6.00% 1/1/2053[1]		994	997
Freddie Mac Pool #QF7144 5.50% 2/1/2053[1]		9,947	9,832

U.S. Government Securities Fund	9

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #SD8301 6.00% 2/1/2053[1]	USD	188,395	$189,006
Freddie Mac Pool #QF8351 5.50% 3/1/2053[1]		1,998	1,973
Freddie Mac Pool #SD8314 4.50% 4/1/2053[1]		802	761
Freddie Mac Pool #SD2716 5.00% 4/1/2053[1]		7,758	7,531
Freddie Mac Pool #SD8315 5.00% 4/1/2053[1]		515	500
Freddie Mac Pool #SD8316 5.50% 4/1/2053[1]		13,570	13,402
Freddie Mac Pool #QG2749 5.50% 4/1/2053[1]		1,046	1,033
Freddie Mac Pool #RA8647 4.50% 5/1/2053[1]		1,172	1,112
Freddie Mac Pool #SD8324 5.50% 5/1/2053[1]		24,031	23,734
Freddie Mac Pool #QG3365 5.50% 5/1/2053[1]		6,981	6,899
Freddie Mac Pool #SD3369 5.50% 5/1/2053[1]		6,825	6,746
Freddie Mac Pool #QG2197 5.50% 5/1/2053[1]		4,372	4,319
Freddie Mac Pool #QG1875 5.50% 5/1/2053[1]		1	1
Freddie Mac Pool #SD8325 6.00% 5/1/2053[1]		116,553	116,907
Freddie Mac Pool #SD8329 5.00% 6/1/2053[1]		2,518	2,443
Freddie Mac Pool #SD8331 5.50% 6/1/2053[1]		94,824	93,651
Freddie Mac Pool #QG4632 5.50% 6/1/2053[1]		39,624	39,135
Freddie Mac Pool #QG3775 5.50% 6/1/2053[1]		4,689	4,632
Freddie Mac Pool #QG5136 5.50% 6/1/2053[1]		617	610
Freddie Mac Pool #QG4732 5.50% 6/1/2053[1]		46	45
Freddie Mac Pool #SD8332 6.00% 6/1/2053[1]		346,929	347,982
Freddie Mac Pool #SD3240 6.00% 6/1/2053[1]		27,157	27,239
Freddie Mac Pool #RA9279 6.00% 6/1/2053[1]		6,441	6,481
Freddie Mac Pool #RA9283 6.00% 6/1/2053[1]		6,188	6,239
Freddie Mac Pool #RA9281 6.00% 6/1/2053[1]		3,976	3,990
Freddie Mac Pool #RA9284 6.00% 6/1/2053[1]		2,771	2,809
Freddie Mac Pool #RA9294 6.50% 6/1/2053[1]		13,754	14,009
Freddie Mac Pool #RA9292 6.50% 6/1/2053[1]		11,773	11,993
Freddie Mac Pool #RA9289 6.50% 6/1/2053[1]		11,241	11,511
Freddie Mac Pool #RA9288 6.50% 6/1/2053[1]		10,844	11,136
Freddie Mac Pool #RA9287 6.50% 6/1/2053[1]		7,491	7,717
Freddie Mac Pool #RA9290 6.50% 6/1/2053[1]		5,729	5,853
Freddie Mac Pool #RA9291 6.50% 6/1/2053[1]		4,064	4,132
Freddie Mac Pool #RA9295 6.50% 6/1/2053[1]		3,331	3,436
Freddie Mac Pool #SD8341 5.00% 7/1/2053[1]		51,818	50,269
Freddie Mac Pool #SD8342 5.50% 7/1/2053[1]		383,799	379,054
Freddie Mac Pool #SD3356 6.00% 7/1/2053[1]		30,191	30,288
Freddie Mac, Series 3156, Class PF, (30-day Average USD-SOFR + 0.364%) 5.553% 5/15/2036[1,3]		476	469
Freddie Mac, Series K058, Class A2, Multi Family, 2.653% 8/25/2026[1]		3,507	3,282
Freddie Mac, Series K065, Class A2, Multi Family, 3.243% 4/25/2027[1]		1,370	1,293
Freddie Mac, Series K074, Class A2, Multi Family, 3.60% 1/25/2028[1]		560	532
Freddie Mac, Series K751, Class A2, Multi Family, 4.412% 3/25/2030[1]		50,000	48,820
Freddie Mac, Series 3146, Class PO, principal only, 0% 4/15/2036[1]		167	139
Freddie Mac, Series 3156, Class PO, principal only, 0% 5/15/2036[1]		401	334
Freddie Mac, Series 3213, Class OG, principal only, 0% 9/15/2036[1]		171	152
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 1/25/2056[1,3]		15,262	13,733
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class MT, 3.00% 7/25/2056[1]		9,514	7,999
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HT, 3.25% 7/25/2056[1]		1,926	1,649
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 8/25/2056[1,3]		17,283	15,465
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 8/25/2056[1]		17,055	15,291
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-1, Class HT, 3.00% 5/25/2057[1]		10,198	8,592
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 6/25/2057[1,3]		10,670	9,427
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 6/25/2057[1]		6,009	5,270
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 8/25/2057[1]		3,859	3,611
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 11/25/2057[1]		11,651	10,137

10	U.S. Government Securities Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-4, Class MT, 3.50% 11/25/2057[1]	USD	1,715	$1,498
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MA, 3.50% 11/26/2057[1]		3,059	2,868
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MT, 3.50% 7/25/2058[1]		8,601	7,473
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MA, 3.50% 7/25/2058[1]		3,445	3,210
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 8/25/2058[1]		20,434	18,978
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MT, 3.50% 8/26/2058[1]		9,932	8,631
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MT, 3.50% 10/25/2058[1]		4,429	3,853
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MA, 3.50% 10/25/2058[1]		481	449
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-4, Class MA, 3.00% 2/25/2059[1]		12,389	11,271
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-1, Class A1, 3.50% 6/25/2028[1]		12,504	11,866
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 11/25/2028[1]		60,555	57,071
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-2, Class A1C, 2.75% 9/25/2029[1]		38,778	35,429
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-3, Class A1C, 2.75% 11/25/2029[1]		21,592	19,560
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2020-1, Class A1D, 2.00% 7/25/2030[1]		14,878	13,044
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2020-1, Class A2D, 2.00% 7/25/2030[1]		4,381	3,506
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2022-1, Class A1, 3.50% 5/25/2032[1]		56,547	52,045
Government National Mortgage Assn. 2.00% 9/1/2053[1,4]		23,900	19,719
Government National Mortgage Assn. 2.50% 9/1/2053[1,4]		13,015	11,075
Government National Mortgage Assn. 3.00% 9/1/2053[1,4]		18,927	16,644
Government National Mortgage Assn. 3.50% 9/1/2053[1,4]		19,459	17,672
Government National Mortgage Assn. 4.00% 9/1/2053[1,4]		86,371	80,487
Government National Mortgage Assn. 4.50% 9/1/2053[1,4]		95,651	91,160
Government National Mortgage Assn. 5.50% 9/1/2053[1,4]		84,720	83,866
Government National Mortgage Assn. 2.50% 10/1/2053[1,4]		22,170	18,872
Government National Mortgage Assn. 4.00% 10/1/2053[1,4]		31,231	29,133
Government National Mortgage Assn. 4.50% 10/1/2053[1,4]		26,615	25,370
Government National Mortgage Assn. 5.00% 10/1/2053[1,4]		51,898	50,488
Government National Mortgage Assn. Pool #754335 6.50% 8/20/2029[1]		115	115
Government National Mortgage Assn. Pool #754334 6.50% 10/20/2032[1]		193	192
Government National Mortgage Assn. Pool #AH5901 3.75% 11/20/2034[1]		795	762
Government National Mortgage Assn. Pool #754319 6.50% 1/20/2037[1]		103	103
Government National Mortgage Assn. Pool #782365 6.00% 7/15/2038[1]		114	119
Government National Mortgage Assn. Pool #004182 5.50% 7/20/2038[1]		12	11
Government National Mortgage Assn. Pool #700778 5.50% 10/15/2038[1]		51	51
Government National Mortgage Assn. Pool #738836 6.50% 11/20/2038[1]		63	63
Government National Mortgage Assn. Pool #754287 6.50% 11/20/2038[1]		56	55
Government National Mortgage Assn. Pool #AA4873 6.50% 12/20/2038[1]		72	72
Government National Mortgage Assn. Pool #754314 6.50% 1/20/2039[1]		444	456
Government National Mortgage Assn. Pool #741910 4.00% 2/15/2039[1]		113	108
Government National Mortgage Assn. Pool #004367 4.00% 2/20/2039[1]		14	13
Government National Mortgage Assn. Pool #698406 5.00% 7/15/2039[1]		269	268
Government National Mortgage Assn. Pool #783690 6.00% 9/20/2039[1]		613	640
Government National Mortgage Assn. Pool #004636 4.50% 2/20/2040[1]		391	383
Government National Mortgage Assn. Pool #783689 5.50% 2/20/2040[1]		1,031	1,057
Government National Mortgage Assn. Pool #736089 5.00% 6/15/2040[1]		129	127
Government National Mortgage Assn. Pool #736084 5.00% 6/15/2040[1]		103	101
Government National Mortgage Assn. Pool #005040 5.00% 4/20/2041[1]		28	28
Government National Mortgage Assn. Pool #783688 5.00% 6/20/2041[1]		1,759	1,774
Government National Mortgage Assn. Pool #005112 6.50% 7/20/2041[1]		105	106
Government National Mortgage Assn. Pool #005157 4.00% 8/20/2041[1]		88	80
Government National Mortgage Assn. Pool #005187 5.50% 9/20/2041[1]		64	61

U.S. Government Securities Fund	11

Bonds, notes & other debt instruments (continued)	Principal amount (000)			Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Government National Mortgage Assn. Pool #754636 3.50% 11/20/2041[1]	USD	443		$405
Government National Mortgage Assn. Pool #783687 4.50% 12/20/2041[1]		4,141		4,011
Government National Mortgage Assn. Pool #754591 4.00% 1/20/2042[1]		939		898
Government National Mortgage Assn. Pool #754637 4.00% 1/20/2042[1]		455		435
Government National Mortgage Assn. Pool #AA2589 3.50% 3/20/2043[1]		567		504
Government National Mortgage Assn. Pool #MA5332 5.00% 7/20/2048[1]		11		11
Government National Mortgage Assn. Pool #MA6042 5.00% 7/20/2049[1]		22		22
Government National Mortgage Assn. Pool #BZ3978 2.50% 11/20/2050[1]		5,084		4,313
Government National Mortgage Assn. Pool #785575 2.50% 8/20/2051[1]		5,038		4,218
Government National Mortgage Assn. Pool #785659 2.50% 10/20/2051[1]		10,028		8,366
Government National Mortgage Assn. Pool #786706 2.50% 12/20/2051[1]		52,472		44,913
Government National Mortgage Assn. Pool #785847 2.50% 1/20/2052[1]		19,079		15,961
Government National Mortgage Assn. Pool #786502 2.50% 2/20/2052[1]		44,482		37,723
Government National Mortgage Assn. Pool #786647 2.50% 3/20/2052[1]		24,688		20,965
Government National Mortgage Assn. Pool #786701 2.50% 3/20/2052[1]		15,561		13,197
Government National Mortgage Assn. Pool #785998 2.50% 3/20/2052[1]		10,921		9,139
Government National Mortgage Assn. Pool #892950 6.345% 7/20/2060[1,3]		357		356
Government National Mortgage Assn. Pool #710074 4.72% 4/20/2061[1]		1		1
Government National Mortgage Assn. Pool #710077 4.70% 5/20/2061[1]		9		9
Government National Mortgage Assn. Pool #751409 4.95% 7/20/2061[1]		1		1
Government National Mortgage Assn. Pool #756695 4.70% 11/20/2061[1]		2		2
Government National Mortgage Assn. Pool #795471 5.089% 2/20/2062[1]		1		1
Government National Mortgage Assn. Pool #759735 4.735% 3/20/2062[1]		1		1
Government National Mortgage Assn. Pool #767610 4.594% 11/20/2062[1]		—	[2]	—	[2]
Government National Mortgage Assn. Pool #767641 4.457% 5/20/2063[1]		—	[2]	—	[2]
Government National Mortgage Assn. Pool #795533 4.942% 5/20/2063[1]		—	[2]	—	[2]
Government National Mortgage Assn. Pool #894475 7.36% 10/20/2063[1,3]		858		870
Government National Mortgage Assn. Pool #AG8068 4.941% 1/20/2064[1]		2		2
Government National Mortgage Assn. Pool #894482 7.379% 2/20/2064[1,3]		1,193		1,209
Government National Mortgage Assn. Pool #AG8149 5.937% 6/20/2064[1,3]		89		89
Government National Mortgage Assn. Pool #AG8150 4.859% 7/20/2064[1]		2		2
Government National Mortgage Assn. Pool #AG8155 5.159% 7/20/2064[1]		3		3
Government National Mortgage Assn. Pool #AG8171 5.20% 7/20/2064[1]		—	[2]	—	[2]
Government National Mortgage Assn. Pool #AG8156 6.287% 7/20/2064[1,3]		109		109
Government National Mortgage Assn. Pool #AG8194 4.289% 9/20/2064[1]		7		7
Government National Mortgage Assn. Pool #AG8189 5.149% 9/20/2064[1]		3		3
Government National Mortgage Assn. Pool #AL7438 4.349% 1/20/2065[1]		2		2
Government National Mortgage Assn., Series 2003-46, Class NB, 5.00% 6/20/2033[1]		90		89
Government National Mortgage Assn., Series 2012-H12, Class FT, (1-year UST Yield Curve Rate T Note Constant Maturity + 0.70%) 6.05% 5/20/2062[1,3]		426		425
Government National Mortgage Assn., Series 2012-H20, Class PT, 5.964% 7/20/2062[1,3]		763		761
Government National Mortgage Assn., Series 2012-H23, Class FI, interest only, 0.53% 10/20/2062[1,3]		115		1
Government National Mortgage Assn., Series 2021-2, Class AH, 1.50% 6/16/2063[1]		5,640		4,220
Uniform Mortgage-Backed Security 2.00% 9/1/2038[1,4]		8,700		7,623
Uniform Mortgage-Backed Security 2.50% 9/1/2038[1,4]		5,730		5,154
Uniform Mortgage-Backed Security 4.00% 9/1/2038[1,4]		16,000		15,363
Uniform Mortgage-Backed Security 2.00% 10/1/2038[1,4]		15,400		13,515
Uniform Mortgage-Backed Security 2.50% 10/1/2038[1,4]		27,270		24,565
Uniform Mortgage-Backed Security 2.00% 9/1/2053[1,4]		23,483		18,705
Uniform Mortgage-Backed Security 2.50% 9/1/2053[1,4]		47,922		39,708
Uniform Mortgage-Backed Security 3.00% 9/1/2053[1,4]		49,129		42,337
Uniform Mortgage-Backed Security 3.50% 9/1/2053[1,4]		308,458		275,744
Uniform Mortgage-Backed Security 4.00% 9/1/2053[1,4]		116,194		107,262
Uniform Mortgage-Backed Security 4.50% 9/1/2053[1,4]		311,484		295,350
Uniform Mortgage-Backed Security 5.00% 9/1/2053[1,4]		103,024		99,903
Uniform Mortgage-Backed Security 5.50% 9/1/2053[1,4]		2,104		2,077
Uniform Mortgage-Backed Security 6.00% 9/1/2053[1,4]		16,202		16,246
Uniform Mortgage-Backed Security 6.50% 9/1/2053[1,4]		87,135		88,504
Uniform Mortgage-Backed Security 2.50% 10/1/2053[1,4]		15,492		12,854
Uniform Mortgage-Backed Security 4.00% 10/1/2053[1,4]		278,905		257,726
Uniform Mortgage-Backed Security 4.50% 10/1/2053[1,4]		329,200		312,354
Uniform Mortgage-Backed Security 5.00% 10/1/2053[1,4]		419,335		406,828
Uniform Mortgage-Backed Security 6.00% 10/1/2053[1,4]		1,079,930		1,082,335
Uniform Mortgage-Backed Security 6.50% 10/1/2053[1,4]		1,295,940		1,315,481
Total mortgage-backed obligations				11,429,316

12	U.S. Government Securities Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)			Value (000)
U.S. Treasury bonds & notes 34.78%
U.S. Treasury inflation-protected securities 8.65%
U.S. Treasury Inflation-Protected Security 0.50% 4/15/2024[5]	USD	33,921		$33,206
U.S. Treasury Inflation-Protected Security 0.125% 7/15/2024[5]		162,524		158,224
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2024[5]		—	[2]	—	[2]
U.S. Treasury Inflation-Protected Security 0.125% 4/15/2025[5]		124,900		119,176
U.S. Treasury Inflation-Protected Security 0.375% 7/15/2025[5]		659,663		632,388
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2025[5]		100,027		94,988
U.S. Treasury Inflation-Protected Security 0.625% 1/15/2026[5]		—	[2]	—	[2]
U.S. Treasury Inflation-Protected Security 0.125% 4/15/2026[5]		168,119		157,720
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2026[5]		93,291		87,250
U.S. Treasury Inflation-Protected Security 0.125% 4/15/2027[5]		44,301		40,976
U.S. Treasury Inflation-Protected Security 1.625% 10/15/2027[5]		133,734		131,193
U.S. Treasury Inflation-Protected Security 0.125% 1/15/2032[5]		57,878		49,875
U.S. Treasury Inflation-Protected Security 2.125% 2/15/2041[5]		3,831		3,936
U.S. Treasury Inflation-Protected Security 0.625% 2/15/2043[5]		44,970		35,087
U.S. Treasury Inflation-Protected Security 1.00% 2/15/2049[5]		59,892		47,903
U.S. Treasury Inflation-Protected Security 0.25% 2/15/2050[5]		1,857		1,195
U.S. Treasury Inflation-Protected Security 0.125% 2/15/2051[5]		69,013		42,129
U.S. Treasury Inflation-Protected Security 0.125% 2/15/2052[5]		17,893		10,793
U.S. Treasury Inflation-Protected Security 1.50% 2/15/2053[5]		7,205		6,457
				1,652,496

U.S. Treasury 26.13%
U.S. Treasury 2.875% 11/30/2023		1,080		1,073
U.S. Treasury 2.00% 5/31/2024		17,400		16,965
U.S. Treasury 1.75% 6/30/2024		38,572		37,438
U.S. Treasury 2.00% 6/30/2024		45,000		43,766
U.S. Treasury 0.375% 7/15/2024		77,020		73,762
U.S. Treasury 1.75% 7/31/2024		55,300		53,507
U.S. Treasury 3.00% 7/31/2024		4,500		4,403
U.S. Treasury 4.25% 9/30/2024		515		509
U.S. Treasury 2.25% 11/15/2024		18,000		17,369
U.S. Treasury 1.75% 12/31/2024		18,000		17,210
U.S. Treasury 4.625% 2/28/2025		486,000		482,607
U.S. Treasury 3.875% 3/31/2025		91,793		90,127
U.S. Treasury 3.875% 4/30/2025		60,000		58,905
U.S. Treasury 2.75% 5/15/2025		39,750		38,304
U.S. Treasury 2.875% 5/31/2025		500		482
U.S. Treasury 4.25% 5/31/2025		81,165		80,168
U.S. Treasury 3.00% 7/15/2025		1,015		980
U.S. Treasury 4.75% 7/31/2025		150,000		149,593
U.S. Treasury 3.125% 8/15/2025		32,000		30,959
U.S. Treasury 0.25% 8/31/2025		500		456
U.S. Treasury 3.00% 9/30/2025		28,160		27,147
U.S. Treasury 3.00% 10/31/2025		13,284		12,797
U.S. Treasury 4.50% 11/15/2025		456		453
U.S. Treasury 0.375% 11/30/2025		1,320		1,198
U.S. Treasury 0.75% 4/30/2026		30,000		27,131
U.S. Treasury 4.50% 7/15/2026		20,400		20,363
U.S. Treasury 1.375% 8/31/2026		2,500		2,281
U.S. Treasury 0.875% 9/30/2026		400		359
U.S. Treasury 1.25% 12/31/2026		35,000		31,570
U.S. Treasury 1.50% 1/31/2027		11,000		9,978
U.S. Treasury 1.875% 2/28/2027		18,680		17,137
U.S. Treasury 2.75% 4/30/2027		48,950		46,204
U.S. Treasury 2.375% 5/15/2027		21,800		20,288
U.S. Treasury 0.50% 5/31/2027		31,400		27,199
U.S. Treasury 2.625% 5/31/2027		3,000		2,816
U.S. Treasury 0.50% 6/30/2027		14,000		12,096
U.S. Treasury 2.75% 7/31/2027		174,576		164,347
U.S. Treasury 0.50% 8/31/2027		58,455		50,223
U.S. Treasury 0.375% 9/30/2027		70,750		60,302
U.S. Treasury 4.125% 9/30/2027		15,100		14,960
U.S. Treasury 0.50% 10/31/2027		18,790		16,056
U.S. Treasury 0.625% 11/30/2027		3,100		2,657
U.S. Treasury 3.875% 11/30/2027		44,000		43,189
U.S. Treasury 3.875% 12/31/2027		166,000		162,946
U.S. Treasury 0.75% 1/31/2028		2,900		2,487

U.S. Government Securities Fund	13

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 4.00% 2/29/2028	USD	65,285	$64,477
U.S. Treasury 1.25% 3/31/2028		69,390	60,644
U.S. Treasury 3.50% 4/30/2028		94,705	91,544
U.S. Treasury 1.25% 5/31/2028		6,300	5,484
U.S. Treasury 3.625% 5/31/2028		40,000	38,895
U.S. Treasury 1.25% 6/30/2028		59,360	51,572
U.S. Treasury 4.00% 6/30/2028		84,653	83,632
U.S. Treasury 4.125% 7/31/2028		224,000	222,661
U.S. Treasury 1.75% 1/31/2029		25,000	21,981
U.S. Treasury 2.875% 4/30/2029		23,500	21,867
U.S. Treasury 2.625% 7/31/2029		63,533	58,183
U.S. Treasury 3.875% 12/31/2029		286,000	280,179
U.S. Treasury 3.50% 1/31/2030		57,025	54,695
U.S. Treasury 0.625% 5/15/2030		30,880	24,499
U.S. Treasury 3.75% 5/31/2030		84,800	82,498
U.S. Treasury 4.00% 7/31/2030		8,355	8,254
U.S. Treasury 0.625% 8/15/2030		14,510	11,432
U.S. Treasury 1.625% 5/15/2031		62,550	52,390
U.S. Treasury 1.375% 11/15/2031		20,000	16,209
U.S. Treasury 1.875% 2/15/2032		15,000	12,608
U.S. Treasury 3.50% 2/15/2033		286,645	272,951
U.S. Treasury 3.875% 8/15/2033		185,841	182,458
U.S. Treasury 5.00% 5/15/2037		1,500	1,642
U.S. Treasury 4.25% 5/15/2039		10,300	10,340
U.S. Treasury 4.50% 8/15/2039		32,900	33,913
U.S. Treasury 1.125% 5/15/2040		39,700	24,599
U.S. Treasury 1.125% 8/15/2040		93,890	57,669
U.S. Treasury 1.375% 11/15/2040		4,914	3,139
U.S. Treasury 1.875% 2/15/2041		46,291	32,136
U.S. Treasury 2.25% 5/15/2041		44,863	33,065
U.S. Treasury 1.75% 8/15/2041		55,890	37,560
U.S. Treasury 2.00% 11/15/2041		8,620	6,035
U.S. Treasury 3.125% 11/15/2041		100	84
U.S. Treasury 3.00% 5/15/2042		16,358	13,430
U.S. Treasury 3.25% 5/15/2042		36,015	30,750
U.S. Treasury 2.75% 8/15/2042		6,000	4,719
U.S. Treasury 2.75% 11/15/2042		10,000	7,844
U.S. Treasury 3.875% 2/15/2043		2,550	2,372
U.S. Treasury 2.875% 5/15/2043		10,880	8,671
U.S. Treasury 3.875% 5/15/2043		10,630	9,885
U.S. Treasury 3.375% 5/15/2044		18,500	15,867
U.S. Treasury 2.50% 2/15/2045		60,000	44,058
U.S. Treasury 3.00% 5/15/2045		3,350	2,685
U.S. Treasury 2.875% 8/15/2045		5,000	3,912
U.S. Treasury 3.00% 11/15/2045		3,500	2,797
U.S. Treasury 2.50% 5/15/2046		50,000	36,304
U.S. Treasury 3.00% 2/15/2047		29,425	23,403
U.S. Treasury 2.75% 8/15/2047		3,000	2,274
U.S. Treasury 2.75% 11/15/2047		7,250	5,489
U.S. Treasury 3.00% 2/15/2048		9,435	7,490
U.S. Treasury 3.125% 5/15/2048		6,500	5,279
U.S. Treasury 3.00% 2/15/2049		9,800	7,776
U.S. Treasury 2.875% 5/15/2049[6]		94,000	72,881
U.S. Treasury 2.25% 8/15/2049		16,800	11,428
U.S. Treasury 2.00% 2/15/2050		61,360	39,292
U.S. Treasury 1.25% 5/15/2050[6]		177,750	92,955
U.S. Treasury 1.375% 8/15/2050		63,180	34,165
U.S. Treasury 1.625% 11/15/2050[6]		292,196	169,004
U.S. Treasury 1.875% 2/15/2051		52,054	32,126
U.S. Treasury 2.375% 5/15/2051		126,600	87,988
U.S. Treasury 2.00% 8/15/2051		72,003	45,728
U.S. Treasury 1.875% 11/15/2051		18,120	11,133
U.S. Treasury 2.25% 2/15/2052		500	337
U.S. Treasury 2.875% 5/15/2052		42,000	32,598

14	U.S. Government Securities Fund

Bonds, notes & other debt instruments (continued)		Principal amount (000)		Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 4.00% 11/15/2052		USD	89,614	$86,498
U.S. Treasury 4.125% 8/15/2053[6]			108,873	107,395
U.S. Treasury, principal only, 0% 8/15/2047[6]			1,000	356
				4,992,951

Total U.S. Treasury bonds & notes				6,645,447

Federal agency bonds & notes 1.80%
Export-Import Bank of the United States-Guaranteed, Ethiopian Leasing 2012, LLC 2.646% 5/12/2026			489	469
Fannie Mae 0.625% 4/22/2025[6]			147,420	137,305
Fannie Mae 0.75% 10/8/2027			21,700	18,776
Fannie Mae 7.125% 1/15/2030			5,000	5,770
Fannie Mae 0.875% 8/5/2030			63,500	50,410
Federal Home Loan Bank 3.375% 9/8/2023			14,160	14,154
Federal Home Loan Bank 3.25% 11/16/2028			56,500	53,901
Federal Home Loan Bank 5.50% 7/15/2036			1,000	1,106
Private Export Funding Corp. 3.55% 1/15/2024			14,300	14,180
Tennessee Valley Authority 0.75% 5/15/2025			13,200	12,279
Tennessee Valley Authority 2.875% 2/1/2027			5,000	4,736
Tennessee Valley Authority 4.65% 6/15/2035			4,480	4,473
Tennessee Valley Authority 5.88% 4/1/2036			3,625	4,034
Tennessee Valley Authority, Series 2008, Class A, 4.875% 1/15/2048			3,300	3,221
Tennessee Valley Authority, Southaven Combined Cycle Generation, LLC, 3.846% 8/15/2033			1,401	1,287
U.S. Agency for International Development, Israel (State of), Class 1A, 5.50% 9/18/2023			5,000	5,000
U.S. Agency for International Development, Jordan (Kingdom of) 3.00% 6/30/2025			3,125	2,992
U.S. Department of Housing and Urban Development, Series 2015-A-10, 2.85% 8/1/2024			750	732
U.S. Department of Housing and Urban Development, Series 2015-A-11, 2.95% 8/1/2025			875	841
U.S. Department of Housing and Urban Development, Series 2015-A-12, 3.10% 8/1/2026			875	833
U.S. Department of Housing and Urban Development, Series 2015-A-13, 3.15% 8/1/2027			3,850	3,641
U.S. Department of Housing and Urban Development, Series 2015-A-14, 3.25% 8/1/2028			1,250	1,177
U.S. Department of Housing and Urban Development, Series 2015-A-15, 3.35% 8/1/2029			850	792
U.S. Department of Housing and Urban Development, Series 2015-A-16, 3.50% 8/1/2030			825	776
U.S. Department of Housing and Urban Development, Series 2015-A-17, 3.55% 8/1/2031			825	772
U.S. Department of Housing and Urban Development, Series 2015-A-18, 3.60% 8/1/2032			800	728
U.S. Department of Housing and Urban Development, Series 2015-A-19, 3.65% 8/1/2033			675	625
				345,010

Total bonds, notes & other debt instruments (cost: $19,490,514,000)				18,419,773

Short-term securities 29.95%			Shares
Money market investments 20.52%
Capital Group Central Cash Fund 5.39%[7,8]			39,213,434	3,921,343

	Weighted average yield at acquisition	Principal amount (000)
U.S. Treasury bills 4.68%
U.S. Treasury 9/21/2023	5.085%	USD	100,000	99,707
U.S. Treasury 9/26/2023	4.920		100,000	99,634
U.S. Treasury 10/12/2023	5.050		100,000	99,397

U.S. Government Securities Fund	15

Short-term securities (continued)	Weighted average yield at acquisition	Principal amount (000)		Value (000)
U.S. Treasury bills (continued)
U.S. Treasury 10/31/2023	4.780%	USD	100,000	$99,149
U.S. Treasury 11/2/2023	4.530		300,000	297,276
U.S. Treasury 11/16/2023	5.228		200,000	197,772
				892,935
Federal agency bills & notes 4.75%
Discount bills and notes 4.28%
Federal Home Loan Bank 9/1/2023	5.040		100,000	99,986
Federal Home Loan Bank 9/8/2023	4.958		319,000	318,684
Federal Home Loan Bank 9/22/2023	5.191		300,000	299,105
Federal Home Loan Bank 10/13/2023	5.184		100,000	99,393
				817,168
	Coupon rate
Interest bearing bills & notes 0.47%
Federal Home Loan Bank (USD-SOFR + 0.02%) 11/9/2023[3]	5.320		90,000	90,012
				90,012

Total federal agency bills & notes				907,180
Total short-term securities (cost: $5,721,730,000)				5,721,458
Total investment securities 126.35% (cost: $25,212,244,000)				24,141,231
Other assets less liabilities (26.35%)				(5,034,135)

Net assets 100.00%				$19,107,096

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)	Value and unrealized appreciation (depreciation) at 8/31/2023 (000)
30 Day Federal Funds Futures	Short	2,166	9/1/2023	USD(854,465)	$568
30 Day Federal Funds Futures	Short	127	11/1/2023	(50,084)	(9)
30 Day Federal Funds Futures	Short	59	12/1/2023	(23,248)	9
3 Month SOFR Futures	Long	17,770	12/20/2023	4,202,050	(212,771)
3 Month SOFR Futures	Short	5,282	3/20/2024	(1,249,193)	61,892
3 Month SOFR Futures	Long	1,075	9/18/2024	255,622	(622)
3 Month SOFR Futures	Short	2,324	3/19/2025	(556,772)	16,788
2 Year U.S. Treasury Note Futures	Long	52,808	1/4/2024	10,762,518	26,785
5 Year U.S. Treasury Note Futures	Long	30,089	1/4/2024	3,217,172	21,007
10 Year U.S. Treasury Note Futures	Long	16,850	12/29/2023	1,870,876	18,311
10 Year Ultra U.S. Treasury Note Futures	Short	7,816	12/29/2023	(907,511)	(9,230)
20 Year U.S. Treasury Bond Futures	Short	7,957	12/29/2023	(968,267)	(10,912)
30 Year Ultra U.S. Treasury Bond Futures	Long	3,232	12/29/2023	418,443	4,601
					$(83,583)

16	U.S. Government Securities Fund

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay			Notional	Value at	Upfront premium	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)	8/31/2023 (000)	paid (000)	at 8/31/2023 (000)
U.S. EFFR	Annual	2.4325%	Annual	12/21/2023	USD94,000	$876	$—	$876
4.8585%	Annual	U.S. EFFR	Annual	1/12/2024	221,732	(601)	—	(601)
4.8674%	Annual	U.S. EFFR	Annual	1/12/2024	324,867	(870)	—	(870)
4.8615%	Annual	U.S. EFFR	Annual	1/12/2024	443,400	(1,196)	—	(1,196)
0.2405%	Annual	U.S. EFFR	Annual	3/1/2024	467,500	(11,987)	—	(11,987)
U.S. EFFR	Annual	0.11%	Annual	5/18/2024	718,900	26,813	—	26,813
3.497%	Annual	U.S. EFFR	Annual	6/16/2024	309,200	(4,682)	—	(4,682)
3.52647%	Annual	U.S. EFFR	Annual	6/16/2024	336,442	(5,019)	—	(5,019)
3.5291%	Annual	U.S. EFFR	Annual	6/16/2024	363,558	(5,416)	—	(5,416)
3.4585%	Annual	U.S. EFFR	Annual	6/17/2024	47,859	(738)	—	(738)
3.4325%	Annual	U.S. EFFR	Annual	6/17/2024	227,000	(3,546)	—	(3,546)
U.S. EFFR	Annual	0.126%	Annual	6/25/2025	148,100	12,044	—	12,044
U.S. EFFR	Annual	0.1275%	Annual	6/25/2025	148,100	12,040	—	12,040
U.S. EFFR	Annual	0.106%	Annual	6/30/2025	165,373	13,578	—	13,578
SOFR	Annual	3.916%	Annual	7/11/2025	188,700	3,115	—	3,115
4.912%	Annual	SOFR	Annual	8/24/2025	178,000	431	—	431
4.8189%	Annual	SOFR	Annual	8/25/2025	178,000	123	—	123
4.8195%	Annual	SOFR	Annual	9/1/2025	130,000	123	—	123
4.265%	Annual	SOFR	Annual	2/16/2026	58,987	(419)	—	(419)
4.27%	Annual	SOFR	Annual	2/16/2026	118,860	(831)	—	(831)
4.3005%	Annual	SOFR	Annual	2/17/2026	24,555	(155)	—	(155)
4.288%	Annual	SOFR	Annual	2/17/2026	24,945	(164)	—	(164)
4.3035%	Annual	SOFR	Annual	2/17/2026	35,408	(220)	—	(220)
4.2675%	Annual	SOFR	Annual	2/17/2026	34,181	(241)	—	(241)
4.2515%	Annual	SOFR	Annual	2/17/2026	35,065	(260)	—	(260)
3.45%	Annual	SOFR	Annual	2/1/2028	166,200	(4,286)	—	(4,286)
3.47%	Annual	SOFR	Annual	2/2/2028	43,700	(1,092)	—	(1,092)
3.16%	Annual	SOFR	Annual	6/20/2028	39,600	(1,517)	—	(1,517)
U.S. EFFR	Annual	2.32625%	Annual	4/18/2029	60,500	4,894	—	4,894
U.S. EFFR	Annual	0.5385%	Annual	3/26/2030	233,200	44,633	—	44,633
3.18%	Annual	SOFR	Annual	4/17/2030	33,200	(1,401)	—	(1,401)
3.275%	Annual	SOFR	Annual	4/18/2030	33,200	(1,220)	—	(1,220)
3.353%	Annual	SOFR	Annual	4/19/2030	33,200	(1,071)	—	(1,071)
3.342%	Annual	SOFR	Annual	4/19/2030	33,200	(1,092)	—	(1,092)
3.344%	Annual	SOFR	Annual	4/20/2030	33,200	(1,089)	—	(1,089)
3.128%	Annual	SOFR	Annual	4/28/2030	33,200	(1,504)	—	(1,504)
3.285%	Annual	SOFR	Annual	5/1/2030	33,200	(1,202)	—	(1,202)
3.259%	Annual	SOFR	Annual	5/1/2030	33,100	(1,249)	—	(1,249)
3.186%	Annual	SOFR	Annual	5/9/2030	33,100	(1,390)	—	(1,390)
3.215%	Annual	SOFR	Annual	5/10/2030	33,200	(1,338)	—	(1,338)
3.29%	Annual	SOFR	Annual	5/19/2030	39,700	(1,429)	—	(1,429)
3.31%	Annual	SOFR	Annual	6/9/2030	203,200	(7,092)	—	(7,092)
U.S. EFFR	Annual	0.666%	Annual	11/19/2030	111,300	22,057	—	22,057
SOFR	Annual	3.10%	Annual	6/20/2033	21,400	1,236	—	1,236
4.0135%	Annual	SOFR	Annual	8/21/2033	15,000	249	—	249
SOFR	Annual	4.061%	Annual	8/24/2033	41,000	(841)	—	(841)
SOFR	Annual	3.9519%	Annual	8/25/2033	41,000	(474)	—	(474)
SOFR	Annual	3.8275%	Annual	9/1/2033	29,400	(41)	—	(41)
SOFR	Annual	3.175%	Annual	2/1/2038	92,000	2,978	—	2,978
3.065%	Annual	SOFR	Annual	4/7/2040	16,700	(1,489)	—	(1,489)
SOFR	Annual	3.41%	Annual	7/28/2045	172,600	7,702	—	7,702
SOFR	Annual	3.01413%	Annual	1/12/2053	17,216	1,642	—	1,642
SOFR	Annual	3.02%	Annual	1/12/2053	17,200	1,622	—	1,622
SOFR	Annual	2.974%	Annual	4/17/2053	10,400	1,062	—	1,062
SOFR	Annual	3.044%	Annual	4/18/2053	10,500	940	—	940
SOFR	Annual	3.0875%	Annual	4/19/2053	10,500	858	—	858
SOFR	Annual	3.1035%	Annual	4/19/2053	10,500	828	—	828
SOFR	Annual	3.0895%	Annual	4/20/2053	10,500	854	—	854
SOFR	Annual	2.9405%	Annual	4/28/2053	10,600	1,145	—	1,145

U.S. Government Securities Fund	17

Swap contracts (continued)

Interest rate swaps (continued)

Centrally cleared interest rate swaps (continued)

Receive		Pay			Notional	Value at	Upfront premium	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)	8/31/2023 (000)	paid (000)	at 8/31/2023 (000)
SOFR	Annual	3.0535%	Annual	5/1/2053	USD21,100	$1,852	$—	$1,852
SOFR	Annual	3.085%	Annual	5/9/2053	10,600	870	—	870
SOFR	Annual	3.1135%	Annual	5/10/2053	10,600	815	—	815
SOFR	Annual	3.1605%	Annual	5/19/2053	12,800	876	—	876
						$99,094	$—	$99,094

Investments in affiliates8

	Value of affiliate at 9/1/2022 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized depreciation (000)	Value of affiliate at 8/31/2023 (000)	Dividend income (000)
Short-term securities 20.52%
Money market investments 20.52%
Capital Group Central Cash Fund 5.39%[7]	$3,670,895	$19,076,900	$18,827,822	$1,435	$(65)	$3,921,343	$159,590

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Amount less than one thousand.
[3]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[4]	Purchased on a TBA basis.
[5]	Index-linked bond whose principal amount moves with a government price index.
[6]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $199,797,000, which represented 1.05% of the net assets of the fund.
[7]	Rate represents the seven-day yield at 8/31/2023.
[8]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviations

Assn. = Association

EFFR = Effective Federal Funds Rate

SOFR = Secured Overnight Financing Rate

TBA = To be announced

USD = U.S. dollars

Refer to the notes to financial statements.

18	U.S. Government Securities Fund

Financial statements

Statement of assets and liabilities at August 31, 2023	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $21,291,017)	$20,219,888
Affiliated issuers (cost: $3,921,227)	3,921,343	$24,141,231
Cash		4,333
Receivables for:
Sales of investments	3,462,944
Sales of fund’s shares	13,136
Dividends and interest	73,695
Variation margin on futures contracts	11,963
Variation margin on centrally cleared swap contracts	2,918	3,564,656
		27,710,220
Liabilities:
Payables for:
Purchases of investments	8,576,246
Repurchases of fund’s shares	9,794
Dividends on fund’s shares	1,128
Investment advisory services	4,296
Services provided by related parties	1,573
Trustees’ deferred compensation	329
Variation margin on futures contracts	6,058
Variation margin on centrally cleared swap contracts	3,672
Other	28	8,603,124
Net assets at August 31, 2023		$19,107,096

Net assets consist of:
Capital paid in on shares of beneficial interest		$22,615,256
Total accumulated loss		(3,508,160)
Net assets at August 31, 2023		$19,107,096

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (1,601,903 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$2,879,406	241,384	$11.93
Class C	97,587	8,237	11.85
Class T	9	1	11.93
Class F-1	120,759	10,125	11.93
Class F-2	745,235	62,470	11.93
Class F-3	802,419	67,259	11.93
Class 529-A	152,046	12,746	11.93
Class 529-C	7,708	652	11.83
Class 529-E	8,155	684	11.92
Class 529-T	10	1	11.92
Class 529-F-1	9	1	11.93
Class 529-F-2	23,105	1,936	11.93
Class 529-F-3	9	1	11.93
Class R-1	6,873	580	11.86
Class R-2	77,202	6,514	11.85
Class R-2E	7,828	657	11.92
Class R-3	103,718	8,700	11.92
Class R-4	106,052	8,889	11.93
Class R-5E	39,940	3,349	11.93
Class R-5	49,898	4,181	11.93
Class R-6	13,879,128	1,163,536	11.93

Refer to the notes to financial statements.

U.S. Government Securities Fund	19

Financial statements (continued)

Statement of operations for the year ended August 31, 2023	(dollars in thousands)

Investment income:
Income:
Interest from unaffiliated issuers	$471,296
Dividends from affiliated issuers	159,590	$630,886
Fees and expenses*:
Investment advisory services	41,620
Distribution services	11,186
Transfer agent services	6,557
Administrative services	5,698
529 plan services	123
Reports to shareholders	278
Registration statement and prospectus	517
Trustees’ compensation	106
Auditing and legal	141
Custodian	44
Other	38
Total fees and expenses before waiver	66,308
Less waiver of fees and expenses:
Investment advisory services waiver	430
Total fees and expenses after waiver		65,878
Net investment income		565,008

Net realized loss and unrealized depreciation:
Net realized (loss) gain on:
Investments:
Unaffiliated issuers	(829,844)
Affiliated issuers	1,435
Futures contracts	(497,589)
Swap contracts	74,149	(1,251,849)
Net unrealized depreciation on:
Investments:
Unaffiliated issuers	(116)
Affiliated issuers	(65)
Futures contracts	(12,333)
Swap contracts	(53,089)	(65,603)
Net realized loss and unrealized depreciation		(1,317,452)

Net decrease in net assets resulting from operations		$(752,444)

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

Refer to the notes to financial statements.

20	U.S. Government Securities Fund

Financial statements (continued)

Statements of changes in net assets	(dollars in thousands)

	Year ended August 31,
	2023	2022
Operations:
Net investment income	$565,008	$526,079
Net realized loss	(1,251,849)	(1,091,132)
Net unrealized depreciation	(65,603)	(1,232,282)
Net decrease in net assets resulting from operations	(752,444)	(1,797,335)

Distributions paid or accrued to shareholders	(569,033)	(555,318)

Net capital share transactions	1,467,509	(1,555,049)

Total increase (decrease) in net assets	146,032	(3,907,702)

Net assets:
Beginning of year	18,961,064	22,868,766
End of year	$19,107,096	$18,961,064

Refer to the notes to financial statements.

U.S. Government Securities Fund	21

Notes to financial statements

1. Organization

The American Funds Income Series (the “trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company and has initially issued one series of shares, U.S. Government Securities Fund (the “fund”). The fund seeks to provide a high level of current income consistent with prudent investment risk and preservation of capital.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A	Up to 3.75%	None (except 0.75% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Class 529-A	Up to 3.50%	None (except 1.00% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1.00% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

22	U.S. Government Securities Fund

Distributions paid or accrued to shareholders — Income dividends are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Capital gain distributions are recorded on the ex-dividend date.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information. Exchange-traded futures are generally valued at the official settlement price of the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued. Swaps are generally valued using evaluated prices obtained from third-party pricing vendors who calculate these values based on market inputs that may include the yields of the indices referenced in the instrument and the relevant curve, dealer quotes, default probabilities and recovery rates, other reference data, and terms of the contract.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

U.S. Government Securities Fund	23

Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of August 31, 2023 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$—	$11,429,316	$—	$11,429,316
U.S. Treasury bonds & notes	—	6,645,447	—	6,645,447
Federal agency bonds & notes	—	345,010	—	345,010
Short-term securities	3,921,343	1,800,115	—	5,721,458
Total	$3,921,343	$20,219,888	$—	$24,141,231

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$149,961	$—	$—	$149,961
Unrealized appreciation on centrally cleared interest rate swaps	—	166,256	—	166,256
Liabilities:
Unrealized depreciation on futures contracts	(233,544)	—	—	(233,544)
Unrealized depreciation on centrally cleared interest rate swaps	—	(67,162)	—	(67,162)
Total	$(83,583)	$99,094	$—	$15,511

*	Futures contracts and interest rate swaps are not included in the fund’s investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.

24	U.S. Government Securities Fund

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers of debt securities which may be prepaid at any time, such as mortgage- or other asset-backed securities, are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general change in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government. U.S. government securities are subject to market risk, interest rate risk and credit risk.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to other and different risks. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and the fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

U.S. Government Securities Fund	25

Investing in future delivery contracts — The fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While the fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions increase the turnover rate of the fund.

Investing in inflation-linked bonds — The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation-linked bonds may also reduce the fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to the fund.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may cause the fund to lose significantly more than its initial investment. Derivatives may be difficult to value, difficult for the fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses. Derivatives are also subject to operational risk (such as documentation issues, settlement issues and systems failures) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract).

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions. Portfolio turnover rates excluding and including mortgage dollar rolls are presented at the end of the fund’s financial highlights table.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract.

26	U.S. Government Securities Fund

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $26,387,718,000.

Swap contracts — The fund has entered into swap agreements, which are two-party contracts entered into primarily by institutional investors for a specified time period. In a typical swap transaction, two parties agree to exchange the returns earned or realized from one or more underlying assets or rates of return. Swap agreements can be traded on a swap execution facility (SEF) and cleared through a central clearinghouse (cleared), traded over-the-counter (OTC) and cleared, or traded bilaterally and not cleared. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, and margin is required to be exchanged under the rules of the clearinghouse, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps. To the extent the fund enters into bilaterally negotiated swap transactions, the fund will enter into swap agreements only with counterparties that meet certain credit standards and subject to agreed collateralized procedures. The term of a swap can be days, months or years and certain swaps may be less liquid than others.

Upon entering into a centrally cleared swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the fund’s statement of assets and liabilities for centrally cleared swaps and as unrealized appreciation or depreciation in the fund’s statement of assets and liabilities for bilateral swaps. For centrally cleared swaps, the fund also pays or receives a variation margin based on the increase or decrease in the value of the swaps, including accrued interest as applicable, and records variation margin in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from swaps are recorded in the fund’s statement of operations.

Swap agreements can take different forms. The fund has entered into the following types of swap agreements:

Interest rate swaps — The fund has entered into interest rate swaps, which seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in an interest rate or rates. Typically, one interest rate is fixed and the other is variable based on a designated short-term interest rate such as the Secured Overnight Financing Rate (SOFR), prime rate or other benchmark, or on an inflation index such as the U.S. Consumer Price Index (which is a measure that examines the weighted average of prices of a basket of consumer goods and services and measures changes in the purchasing power of the U.S. dollar and the rate of inflation). In other types of interest rate swaps, known as basis swaps, the parties agree to swap variable interest rates based on different designated short-term interest rates. Interest rate swaps generally do not involve the delivery of securities or other principal amounts. Rather, cash payments are exchanged by the parties based on the application of the designated interest rates to a notional amount, which is the predetermined dollar principal of the trade upon which payment obligations are computed. Accordingly, the fund’s current obligation or right under the swap agreement is generally equal to the net amount to be paid or received under the swap agreement based on the relative value of the position held by each party. The average month-end notional amount of interest rate swaps while held was $6,892,227,000.

U.S. Government Securities Fund	27

The following tables identify the location and fair value amounts on the fund’s statement of assets and liabilities and the effect on the fund’s statement of operations resulting from the fund’s use of futures contracts and interest rate swaps as of, or for the year ended, August 31, 2023 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$149,961	Unrealized depreciation*	$233,544
Swap (centrally cleared)	Interest	Unrealized appreciation*	166,256	Unrealized depreciation*	67,162
			$316,217		$300,706

Refer to the end of the tables for footnote.

		Net realized (loss) gain		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(497,589)	Net unrealized depreciation on futures contracts	$(12,333)
Swap	Interest	Net realized gain on swap contracts	74,149	Net unrealized depreciation on swap contracts	(53,089)
			$(423,440)		$(65,422)

*	Includes cumulative appreciation/depreciation on futures contracts and centrally cleared interest rate swaps as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the fund’s statement of assets and liabilities.

Collateral — The fund receives or pledges highly liquid assets, such as cash or U.S. government securities, as collateral due to its use of futures contracts, interest rate swaps and future delivery contracts. For futures contracts and centrally cleared interest rate swaps, the fund pledges collateral for initial and variation margin by contract. For future delivery contracts, the fund either receives or pledges collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in the fund’s statement of assets and liabilities.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended August 31, 2023, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; cost of investments sold; net capital losses; amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended August 31, 2023, the fund reclassified $13,000 from total accumulated loss to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

28	U.S. Government Securities Fund

As of August 31, 2023, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$7,585
Capital loss carryforward*	(2,518,472)
Gross unrealized appreciation on investments	432,412
Gross unrealized depreciation on investments	(1,427,176)
Net unrealized depreciation on investments	(994,764)
Cost of investments	25,151,506

*	The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Tax-basis distributions paid or accrued to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended August 31
Share class	2023		2022
Class A	$80,851		$81,758
Class C	2,136		2,406
Class T	—	†	—	†
Class F-1	3,406		3,030
Class F-2	22,249		20,799
Class F-3	24,505		21,726
Class 529-A	4,303		4,364
Class 529-C	170		187
Class 529-E	212		210
Class 529-T	—	†	—	†
Class 529-F-1	—	†	—	†
Class 529-F-2	683		627
Class 529-F-3	—	†	—	†
Class R-1	144		130
Class R-2	1,647		1,599
Class R-2E	196		200
Class R-3	2,575		2,465
Class R-4	2,845		2,656
Class R-5E	1,196		982
Class R-5	1,456		1,357
Class R-6	420,459		410,822
Total	$569,033		$555,318

†	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a series of decreasing annual rates beginning with 0.300% on the first $60 million of daily net assets and decreasing to 0.120% on such assets in excess of $21 billion. On March 6, 2023, the fund’s board of trustees approved an amended investment advisory and service agreement effective May 1, 2023, replacing the prior series of rates and breakpoints with a new series of decreasing annual rates beginning with 0.155% on the first $15 billion of daily net assets and decreasing to 0.120% on such assets in excess of $21 billion. The agreement also provides for monthly fees, accrued daily, based on a series of decreasing rates beginning with 3.00% on the first $3,333,333 of the fund’s monthly gross income and decreasing to 2.00% on such income in excess of $8,333,333. CRMC waived investment advisory services fees of $430,000 in advance of the amended investment advisory agreement. CRMC does not intend to recoup this waiver. As a result, the fees shown on the fund’s statement of operations of $41,620,000, which were equivalent to an annualized rate of 0.219% of average daily net assets, were reduced to $41,190,000, which were equivalent to an annualized rate of 0.217% of average daily net assets.

U.S. Government Securities Fund	29

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of August 31, 2023, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fees are based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. Virginia529 is not considered a related party to the fund.

The quarterly fees are based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $75 billion. The fees for any given calendar quarter are accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. For the year ended August 31, 2023, the 529 plan services fees were $123,000, which were equivalent to 0.060% of the average daily net assets of each 529 share class.

30	U.S. Government Securities Fund

For the year ended August 31, 2023, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$7,756	$4,453		$917		Not applicable
Class C	1,095	155		33		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	305	216		38		Not applicable
Class F-2	Not applicable	789		225		Not applicable
Class F-3	Not applicable	3		242		Not applicable
Class 529-A	366	216		49		$98
Class 529-C	89	12		3		6
Class 529-E	43	6		3		5
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	—	*	—	*	—	*
Class 529-F-2	Not applicable	4		7		14
Class 529-F-3	Not applicable	—		—	*	—	*
Class R-1	70	5		2		Not applicable
Class R-2	616	276		25		Not applicable
Class R-2E	52	18		3		Not applicable
Class R-3	535	162		32		Not applicable
Class R-4	259	105		31		Not applicable
Class R-5E	Not applicable	61		12		Not applicable
Class R-5	Not applicable	26		14		Not applicable
Class R-6	Not applicable	50		4,062		Not applicable
Total class-specific expenses	$11,186	$6,557		$5,698		$123

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $106,000 in the fund’s statement of operations reflects $78,000 in current fees (either paid in cash or deferred) and a net increase of $28,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term instruments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund may purchase investment securities from, or sell investment securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended August 31, 2023, the fund did not engage in any such purchase or sale transactions with any related funds.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended August 31, 2023.

U.S. Government Securities Fund	31

8. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of distributions				Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended August 31, 2023

Class A	$449,056	36,454	$79,504		6,487		$(749,011)	(61,018)	$(220,451)	(18,077)
Class C	17,039	1,392	2,100		172		(42,711)	(3,499)	(23,572)	(1,935)
Class T	—	—	—		—		—	—	—	—
Class F-1	54,430	4,394	3,349		273		(59,912)	(4,902)	(2,133)	(235)
Class F-2	587,725	47,513	20,356		1,662		(564,084)	(45,994)	43,997	3,181
Class F-3	375,202	30,393	23,566		1,924		(417,557)	(33,781)	(18,789)	(1,464)
Class 529-A	32,297	2,631	4,288		350		(49,609)	(4,050)	(13,024)	(1,069)
Class 529-C	3,518	288	169		14		(5,037)	(414)	(1,350)	(112)
Class 529-E	1,885	154	211		18		(2,331)	(191)	(235)	(19)
Class 529-T	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-1	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-2	8,191	669	679		54		(7,852)	(640)	1,018	83
Class 529-F-3	—	—	—	†	—	†	—	—	— †	— †
Class R-1	1,033	85	144		12		(972)	(80)	205	17
Class R-2	20,507	1,682	1,631		134		(27,739)	(2,274)	(5,601)	(458)
Class R-2E	3,387	276	195		16		(4,394)	(361)	(812)	(69)
Class R-3	34,891	2,832	2,555		209		(40,208)	(3,277)	(2,762)	(236)
Class R-4	41,064	3,341	2,833		231		(35,700)	(2,911)	8,197	661
Class R-5E	13,286	1,078	1,189		97		(10,870)	(888)	3,605	287
Class R-5	23,981	1,952	1,439		117		(18,233)	(1,486)	7,187	583
Class R-6	2,922,267	238,221	418,076		34,125		(1,648,314)	(134,946)	1,692,029	137,400
Total net increase (decrease)	$4,589,759	373,355	$562,284		45,895		$(3,684,534)	(300,712)	$1,467,509	118,538

Refer to the end of the table for footnotes.

32	U.S. Government Securities Fund

	Sales*		Reinvestments of distributions				Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended August 31, 2022

Class A	$584,257	42,757	$80,352		6,027		$(998,736)	(73,408)	$(334,127)	(24,624)
Class C	27,042	2,010	2,368		180		(59,782)	(4,423)	(30,372)	(2,233)
Class T	—	—	—		—		—	—	—	—
Class F-1	45,708	3,379	2,953		222		(44,128)	(3,254)	4,533	347
Class F-2	518,012	38,446	19,984		1,496		(556,974)	(41,541)	(18,978)	(1,599)
Class F-3	508,284	37,563	21,138		1,588		(282,671)	(20,948)	246,751	18,203
Class 529-A	36,478	2,678	4,335		325		(59,846)	(4,402)	(19,033)	(1,399)
Class 529-C	3,141	232	185		14		(6,845)	(506)	(3,519)	(260)
Class 529-E	1,383	100	207		15		(3,600)	(264)	(2,010)	(149)
Class 529-T	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-1	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-2	7,069	520	624		47		(8,271)	(606)	(578)	(39)
Class 529-F-3	—	—	—	†	—	†	—	—	— †	— †
Class R-1	1,269	94	129		10		(3,847)	(278)	(2,449)	(174)
Class R-2	23,100	1,705	1,585		120		(32,279)	(2,381)	(7,594)	(556)
Class R-2E	4,030	292	200		15		(5,856)	(430)	(1,626)	(123)
Class R-3	48,851	3,568	2,442		183		(60,573)	(4,429)	(9,280)	(678)
Class R-4	47,995	3,522	2,607		195		(61,795)	(4,543)	(11,193)	(826)
Class R-5E	14,123	1,037	979		74		(12,179)	(896)	2,923	215
Class R-5	15,755	1,148	1,313		97		(29,106)	(2,144)	(12,038)	(899)
Class R-6	1,675,111	121,539	410,589		30,711		(3,442,159)	(263,154)	(1,356,459)	(110,904)
Total net increase (decrease)	$3,561,608	260,590	$551,990		41,319		$(5,668,647)	(427,607)	$(1,555,049)	(125,698)

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

10. Investment transactions

The fund engaged in purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $133,184,178,000 and $130,668,961,000, respectively, during the year ended August 31, 2023.

11. Ownership concentration

At August 31, 2023, one shareholder held more than 10% of the fund’s outstanding shares. The shareholder, American Funds 2030 Target Date Retirement Fund, held aggregate ownership of 11% of the fund’s outstanding shares. CRMC is the investment adviser to American Funds 2030 Target Date Retirement Fund.

U.S. Government Securities Fund	33

Financial highlights

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]		Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]		Ratio of net income (loss) to average net assets[3]
Class A:
8/31/2023	$12.78	$.32	$(.84)	$(.52)	$(.33)	$—	$(.33)	$11.93	(4.13)%	$2,879		.65%		.65%		2.62%
8/31/2022	14.21	.28	(1.40)	(1.12)	(.31)	—	(.31)	12.78	(7.98)	3,317		.61		.61		2.08
8/31/2021	14.95	.09	(.15)	(.06)	(.12)	(.56)	(.68)	14.21	(.37)	4,038		.61		.61		.61
8/31/2020	14.10	.13	1.06	1.19	(.19)	(.15)	(.34)	14.95	8.61	4,311		.65		.65		.87
8/31/2019	13.38	.24	.74	.98	(.26)	—	(.26)	14.10	7.38	2,837		.66		.66		1.77
Class C:
8/31/2023	12.70	.23	(.84)	(.61)	(.24)	—	(.24)	11.85	(4.82)	98		1.38		1.38		1.85
8/31/2022	14.14	.18	(1.40)	(1.22)	(.22)	—	(.22)	12.70	(8.65)	129		1.35		1.35		1.30
8/31/2021	14.90	(.02)	(.13)	(.15)	(.05)	(.56)	(.61)	14.14	(1.11)	176		1.31		1.31		(.11)
8/31/2020	14.06	.03	1.06	1.09	(.10)	(.15)	(.25)	14.90	7.95	213		1.34		1.34		.20
8/31/2019	13.34	.14	.74	.88	(.16)	—	(.16)	14.06	6.53	186		1.41		1.41		1.01
Class T:
8/31/2023	12.78	.37	(.85)	(.48)	(.37)	—	(.37)	11.93	(3.80)[5]	—	[6]	.31	[5]	.31	[5]	2.98	[5]
8/31/2022	14.21	.32	(1.41)	(1.09)	(.34)	—	(.34)	12.78	(7.74)[5]	—	[6]	.36	[5]	.36	[5]	2.37	[5]
8/31/2021	14.95	.13	(.15)	(.02)	(.16)	(.56)	(.72)	14.21	(.11)[5]	—	[6]	.35	[5]	.35	[5]	.89	[5]
8/31/2020	14.09	.18	1.06	1.24	(.23)	(.15)	(.38)	14.95	8.99 [5]	—	[6]	.37	[5]	.37	[5]	1.21	[5]
8/31/2019	13.37	.27	.74	1.01	(.29)	—	(.29)	14.09	7.64 [5]	—	[6]	.42	[5]	.42	[5]	2.01	[5]
Class F-1:
8/31/2023	12.78	.33	(.85)	(.52)	(.33)	—	(.33)	11.93	(4.14)	121		.66		.66		2.65
8/31/2022	14.21	.28	(1.41)	(1.13)	(.30)	—	(.30)	12.78	(8.01)	132		.65		.65		2.08
8/31/2021	14.95	.07	(.13)	(.06)	(.12)	(.56)	(.68)	14.21	(.38)	142		.62		.62		.46
8/31/2020	14.10	.14	1.06	1.20	(.20)	(.15)	(.35)	14.95	8.65	315		.61		.61		.96
8/31/2019	13.37	.24	.75	.99	(.26)	—	(.26)	14.10	7.39	294		.65		.65		1.78
Class F-2:
8/31/2023	12.78	.36	(.85)	(.49)	(.36)	—	(.36)	11.93	(3.85)	745		.36		.36		2.94
8/31/2022	14.21	.32	(1.41)	(1.09)	(.34)	—	(.34)	12.78	(7.73)	758		.35		.35		2.36
8/31/2021	14.95	.13	(.14)	(.01)	(.17)	(.56)	(.73)	14.21	(.09)	866		.32		.32		.91
8/31/2020	14.10	.17	1.07	1.24	(.24)	(.15)	(.39)	14.95	8.95	844		.34		.34		1.20
8/31/2019	13.38	.28	.73	1.01	(.29)	—	(.29)	14.10	7.68	636		.38		.38		2.06
Class F-3:
8/31/2023	12.79	.37	(.85)	(.48)	(.38)	—	(.38)	11.93	(3.82)	802		.25		.25		3.01
8/31/2022	14.22	.36	(1.43)	(1.07)	(.36)	—	(.36)	12.79	(7.56)	879		.24		.24		2.64
8/31/2021	14.95	.15	(.14)	.01	(.18)	(.56)	(.74)	14.22	.02	718		.21		.21		1.05
8/31/2020	14.10	.18	1.07	1.25	(.25)	(.15)	(.40)	14.95	9.06	629		.23		.23		1.26
8/31/2019	13.38	.30	.73	1.03	(.31)	—	(.31)	14.10	7.79	369		.27		.27		2.17
Class 529-A:
8/31/2023	12.78	.32	(.84)	(.52)	(.33)	—	(.33)	11.93	(4.14)	152		.67		.67		2.61
8/31/2022	14.21	.28	(1.41)	(1.13)	(.30)	—	(.30)	12.78	(8.00)	177		.63		.63		2.06
8/31/2021	14.95	.09	(.14)	(.05)	(.13)	(.56)	(.69)	14.21	(.36)	216		.60		.60		.62
8/31/2020	14.10	.13	1.06	1.19	(.19)	(.15)	(.34)	14.95	8.63	246		.63		.63		.89
8/31/2019	13.37	.24	.74	.98	(.25)	—	(.25)	14.10	7.33	160		.70		.70		1.73

Refer to the end of the table for footnotes.

34	U.S. Government Securities Fund

Financial highlights (continued)

		(Loss) income from investment operations[1]				Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)		Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ment[4]		Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]		Ratio of net income (loss) to average net assets[3]
Class 529-C:
8/31/2023	$12.68	$.22		$(.83)	$(.61)	$(.24)	$—	$(.24)	$11.83	(4.88)%	$8		1.44%		1.44%		1.81%
8/31/2022	14.12	.17		(1.39)	(1.22)	(.22)	—	(.22)	12.68	(8.70)	10		1.40		1.40		1.22
8/31/2021	14.89	(.02)		(.14)	(.16)	(.05)	(.56)	(.61)	14.12	(1.10)	14		1.34		1.34		(.14)
8/31/2020	14.05	.03		1.06	1.09	(.10)	(.15)	(.25)	14.89	7.87	18		1.37		1.37		.23
8/31/2019	13.33	.13		.74	.87	(.15)	—	(.15)	14.05	6.59	29		1.42		1.42		1.00
Class 529-E:
8/31/2023	12.78	.30		(.86)	(.56)	(.30)	—	(.30)	11.92	(4.43)	8		.88		.88		2.41
8/31/2022	14.21	.25		(1.40)	(1.15)	(.28)	—	(.28)	12.78	(8.18)	9		.85		.85		1.81
8/31/2021	14.95	.06		(.15)	(.09)	(.09)	(.56)	(.65)	14.21	(.58)	12		.82		.82		.39
8/31/2020	14.10	.10		1.06	1.16	(.16)	(.15)	(.31)	14.95	8.40	14		.85		.85		.68
8/31/2019	13.37	.21		.74	.95	(.22)	—	(.22)	14.10	7.11	10		.91		.91		1.52
Class 529-T:
8/31/2023	12.78	.36		(.86)	(.50)	(.36)	—	(.36)	11.92	(3.94)[5]	—	[6]	.36	[5]	.36	[5]	2.93	[5]
8/31/2022	14.21	.32		(1.42)	(1.10)	(.33)	—	(.33)	12.78	(7.79)[5]	—	[6]	.40	[5]	.40	[5]	2.33	[5]
8/31/2021	14.95	.12		(.15)	(.03)	(.15)	(.56)	(.71)	14.21	(.16)[5]	—	[6]	.40	[5]	.40	[5]	.84	[5]
8/31/2020	14.09	.17		1.06	1.23	(.22)	(.15)	(.37)	14.95	8.93 [5]	—	[6]	.43	[5]	.43	[5]	1.15	[5]
8/31/2019	13.37	.26		.74	1.00	(.28)	—	(.28)	14.09	7.57 [5]	—	[6]	.48	[5]	.48	[5]	1.95	[5]
Class 529-F-1:
8/31/2023	12.78	.35		(.85)	(.50)	(.35)	—	(.35)	11.93	(3.96)[5]	—	[6]	.48	[5]	.48	[5]	2.82	[5]
8/31/2022	14.21	.31		(1.41)	(1.10)	(.33)	—	(.33)	12.78	(7.83)[5]	—	[6]	.46	[5]	.46	[5]	2.28	[5]
8/31/2021	14.95	.08		(.11)	(.03)	(.15)	(.56)	(.71)	14.21	(.17)[5]	—	[6]	.35	[5]	.35	[5]	.52	[5]
8/31/2020	14.10	.16		1.07	1.23	(.23)	(.15)	(.38)	14.95	8.87	28		.40		.40		1.14
8/31/2019	13.37	.27		.74	1.01	(.28)	—	(.28)	14.10	7.58	21		.46		.46		1.97
Class 529-F-2:
8/31/2023	12.79	.37		(.86)	(.49)	(.37)	—	(.37)	11.93	(3.90)	23		.33		.33		2.97
8/31/2022	14.22	.32		(1.41)	(1.09)	(.34)	—	(.34)	12.79	(7.74)	24		.36		.36		2.38
8/31/2021[7,8]	14.89	.11		(.09)	.02	(.13)	(.56)	(.69)	14.22	.18 [9]	27		.38	[10]	.38	[10]	.94	[10]
Class 529-F-3:
8/31/2023	12.79	.37		(.86)	(.49)	(.37)	—	(.37)	11.93	(3.88)	—	[6]	.31		.31		2.99
8/31/2022	14.22	.33		(1.41)	(1.08)	(.35)	—	(.35)	12.79	(7.68)	—	[6]	.30		.30		2.44
8/31/2021[7,8]	14.89	.12		(.08)	.04	(.15)	(.56)	(.71)	14.22	.25 [9]	—	[6]	.36	[10]	.29	[10]	1.04	[10]
Class R-1:
8/31/2023	12.71	.24		(.84)	(.60)	(.25)	—	(.25)	11.86	(4.77)	7		1.33		1.33		1.98
8/31/2022	14.15	.19		(1.40)	(1.21)	(.23)	—	(.23)	12.71	(8.62)	7		1.31		1.31		1.37
8/31/2021	14.91	—	[11]	(.15)	(.15)	(.05)	(.56)	(.61)	14.15	(1.02)	10		1.28		1.28		(.01)
8/31/2020	14.07	.04		1.05	1.09	(.10)	(.15)	(.25)	14.91	7.87	9		1.34		1.34		.26
8/31/2019	13.35	.14		.74	.88	(.16)	—	(.16)	14.07	6.63	10		1.38		1.38		1.05

Refer to the end of the table for footnotes.

U.S. Government Securities Fund	35

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[4]	Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]	Ratio of net income (loss) to average net assets[3]
Class R-2:
8/31/2023	$12.71	$.24	$(.85)	$(.61)	$(.25)	$—	$(.25)	$11.85	(4.86)%	$77	1.34%	1.34%	1.94%
8/31/2022	14.15	.19	(1.40)	(1.21)	(.23)	—	(.23)	12.71	(8.62)	89	1.32	1.32	1.37
8/31/2021	14.91	(.01)	(.14)	(.15)	(.05)	(.56)	(.61)	14.15	(1.04)	107	1.30	1.30	(.09)
8/31/2020	14.06	.03	1.07	1.10	(.10)	(.15)	(.25)	14.91	7.97	128	1.32	1.32	.23
8/31/2019	13.34	.14	.74	.88	(.16)	—	(.16)	14.06	6.57	102	1.36	1.36	1.06
Class R-2E:
8/31/2023	12.77	.27	(.84)	(.57)	(.28)	—	(.28)	11.92	(4.51)	8	1.06	1.06	2.23
8/31/2022	14.21	.22	(1.41)	(1.19)	(.25)	—	(.25)	12.77	(8.40)	9	1.05	1.05	1.60
8/31/2021	14.95	.03	(.14)	(.11)	(.07)	(.56)	(.63)	14.21	(.75)	12	1.02	1.02	.19
8/31/2020	14.10	.05	1.09	1.14	(.14)	(.15)	(.29)	14.95	8.19	12	1.04	1.04	.45
8/31/2019	13.37	.18	.75	.93	(.20)	—	(.20)	14.10	6.92	6	1.09	1.09	1.36
Class R-3:
8/31/2023	12.78	.29	(.85)	(.56)	(.30)	—	(.30)	11.92	(4.45)	104	.91	.90	2.38
8/31/2022	14.21	.25	(1.41)	(1.16)	(.27)	—	(.27)	12.78	(8.21)	114	.89	.89	1.80
8/31/2021	14.95	.05	(.14)	(.09)	(.09)	(.56)	(.65)	14.21	(.62)	137	.87	.87	.34
8/31/2020	14.09	.09	1.08	1.17	(.16)	(.15)	(.31)	14.95	8.41	159	.91	.91	.63
8/31/2019	13.37	.20	.74	.94	(.22)	—	(.22)	14.09	7.00	116	.95	.95	1.47
Class R-4:
8/31/2023	12.79	.33	(.86)	(.53)	(.33)	—	(.33)	11.93	(4.15)	106	.60	.60	2.72
8/31/2022	14.22	.29	(1.41)	(1.12)	(.31)	—	(.31)	12.79	(7.95)	105	.59	.59	2.11
8/31/2021	14.95	.09	(.13)	(.04)	(.13)	(.56)	(.69)	14.22	(.25)	129	.56	.56	.62
8/31/2020	14.10	.14	1.06	1.20	(.20)	(.15)	(.35)	14.95	8.69	179	.58	.58	.98
8/31/2019	13.38	.24	.74	.98	(.26)	—	(.26)	14.10	7.41	146	.62	.62	1.80
Class R-5E:
8/31/2023	12.78	.36	(.85)	(.49)	(.36)	—	(.36)	11.93	(3.89)	40	.41	.40	2.94
8/31/2022	14.21	.32	(1.41)	(1.09)	(.34)	—	(.34)	12.78	(7.77)	39	.39	.39	2.35
8/31/2021	14.95	.15	(.17)	(.02)	(.16)	(.56)	(.72)	14.21	(.12)	40	.36	.36	1.08
8/31/2020	14.09	.15	1.09	1.24	(.23)	(.15)	(.38)	14.95	8.98	16	.37	.37	1.00
8/31/2019	13.37	.28	.73	1.01	(.29)	—	(.29)	14.09	7.56	4	.42	.42	2.02
Class R-5:
8/31/2023	12.79	.38	(.87)	(.49)	(.37)	—	(.37)	11.93	(3.87)	50	.31	.31	3.06
8/31/2022	14.22	.32	(1.40)	(1.08)	(.35)	—	(.35)	12.79	(7.68)	46	.29	.29	2.32
8/31/2021	14.95	.14	(.14)	— [11]	(.17)	(.56)	(.73)	14.22	(.03)	64	.27	.27	.96
8/31/2020	14.10	.19	1.05	1.24	(.24)	(.15)	(.39)	14.95	9.08	68	.28	.28	1.31
8/31/2019	13.38	.29	.73	1.02	(.30)	—	(.30)	14.10	7.74	63	.32	.32	2.11
Class R-6:
8/31/2023	12.78	.38	(.85)	(.47)	(.38)	—	(.38)	11.93	(3.75)	13,879	.26	.25	3.09
8/31/2022	14.21	.33	(1.40)	(1.07)	(.36)	—	(.36)	12.78	(7.64)	13,117	.24	.24	2.46
8/31/2021	14.95	.15	(.15)	— [11]	(.18)	(.56)	(.74)	14.21	.03	16,161	.21	.21	1.07
8/31/2020	14.10	.20	1.05	1.25	(.25)	(.15)	(.40)	14.95	9.07	12,011	.23	.23	1.36
8/31/2019	13.37	.29	.75	1.04	(.31)	—	(.31)	14.10	7.80	9,928	.27	.27	2.17

Refer to the end of the table for footnotes.

36	U.S. Government Securities Fund

Financial highlights (continued)

	Year ended August 31,
Portfolio turnover rate for all share classes[12,13]	2023	2022	2021	2020	2019
Excluding mortgage dollar roll transactions	95%	73%	96%	133%	113%
Including mortgage dollar roll transactions	795%	488%	631%	720%	350%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain waivers/reimbursements from CRMC. During some of the years shown, CRMC waived a portion of investment advisory services fees and reimbursed a portion of transfer agent services fees for certain share classes.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[9]	Not annualized.
[10]	Annualized.
[11]	Amount less than $.01.
[12]	Refer to Note 5 for more information on mortgage dollar rolls.
[13]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

Refer to the notes to financial statements.

U.S. Government Securities Fund	37

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of U.S. Government Securities Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of U.S. Government Securities Fund, the fund constituting the American Funds Income Series (the “Fund”), as of August 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California
October 11, 2023

We have served as the auditor of one or more American Funds investment companies since 1956.

38	U.S. Government Securities Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (March 1, 2023, through August 31, 2023).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

U.S. Government Securities Fund	39

Expense example (continued)

	Beginning account value 3/1/2023	Ending account value 8/31/2023	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$995.49	$3.42	.68%
Class A – assumed 5% return	1,000.00	1,021.78	3.47	.68
Class C – actual return	1,000.00	991.73	7.03	1.40
Class C – assumed 5% return	1,000.00	1,018.15	7.12	1.40
Class T – actual return	1,000.00	997.44	1.41	.28
Class T – assumed 5% return	1,000.00	1,023.79	1.43	.28
Class F-1 – actual return	1,000.00	995.47	3.42	.68
Class F-1 – assumed 5% return	1,000.00	1,021.78	3.47	.68
Class F-2 – actual return	1,000.00	996.18	1.91	.38
Class F-2 – assumed 5% return	1,000.00	1,023.29	1.94	.38
Class F-3 – actual return	1,000.00	996.72	1.36	.27
Class F-3 – assumed 5% return	1,000.00	1,023.84	1.38	.27
Class 529-A – actual return	1,000.00	995.43	3.47	.69
Class 529-A – assumed 5% return	1,000.00	1,021.73	3.52	.69
Class 529-C – actual return	1,000.00	991.39	7.33	1.46
Class 529-C – assumed 5% return	1,000.00	1,017.85	7.43	1.46
Class 529-E – actual return	1,000.00	993.51	4.57	.91
Class 529-E – assumed 5% return	1,000.00	1,020.62	4.63	.91
Class 529-T – actual return	1,000.00	996.35	1.71	.34
Class 529-T – assumed 5% return	1,000.00	1,023.49	1.73	.34
Class 529-F-1 – actual return	1,000.00	996.36	2.52	.50
Class 529-F-1 – assumed 5% return	1,000.00	1,022.68	2.55	.50
Class 529-F-2 – actual return	1,000.00	996.43	1.61	.32
Class 529-F-2 – assumed 5% return	1,000.00	1,023.59	1.63	.32
Class 529-F-3 – actual return	1,000.00	996.41	1.66	.33
Class 529-F-3 – assumed 5% return	1,000.00	1,023.54	1.68	.33
Class R-1 – actual return	1,000.00	991.98	6.78	1.35
Class R-1 – assumed 5% return	1,000.00	1,018.40	6.87	1.35
Class R-2 – actual return	1,000.00	991.13	6.78	1.35
Class R-2 – assumed 5% return	1,000.00	1,018.40	6.87	1.35
Class R-2E – actual return	1,000.00	993.48	5.38	1.07
Class R-2E – assumed 5% return	1,000.00	1,019.81	5.45	1.07
Class R-3 – actual return	1,000.00	993.45	4.62	.92
Class R-3 – assumed 5% return	1,000.00	1,020.57	4.69	.92
Class R-4 – actual return	1,000.00	994.99	3.12	.62
Class R-4 – assumed 5% return	1,000.00	1,022.08	3.16	.62
Class R-5E – actual return	1,000.00	996.78	2.11	.42
Class R-5E – assumed 5% return	1,000.00	1,023.09	2.14	.42
Class R-5 – actual return	1,000.00	996.44	1.61	.32
Class R-5 – assumed 5% return	1,000.00	1,023.59	1.63	.32
Class R-6 – actual return	1,000.00	997.53	1.36	.27
Class R-6 – assumed 5% return	1,000.00	1,023.84	1.38	.27

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

40	U.S. Government Securities Fund

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amount for the fund’s fiscal year ended August 31, 2023:

Section 163(j) interest dividends	100%
U.S. government income that may be exempt from state taxation	$340,616,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2024, to determine the calendar year amounts to be included on their 2023 tax returns. Shareholders should consult their tax advisors.

U.S. Government Securities Fund	41

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the continuation of the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through April 30, 2024. The agreement was amended to lower the current fee schedule resulting in an overall lower advisory fee. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account their interactions with CRMC as well as information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel with respect to the matters considered. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management (the manner in which the fund’s assets are managed, including liquidity management), financial, investment operations, compliance, trading, proxy voting, shareholder communications, and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee considered the risks assumed by CRMC in providing services to the fund, including operational, business, financial, reputational, regulatory and litigation risks. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included) and data such as relevant market and fund indexes over various periods (including the fund’s lifetime) through September 30, 2022. They generally placed greater emphasis on investment results over longer term periods. On the basis of this evaluation and the board’s and the committee’s ongoing review of investment results, and considering the relative market conditions during certain reporting periods, the board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the comparable Lipper category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, as well as in relation to the risks assumed by the adviser in sponsoring and managing the fund, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

42	U.S. Government Securities Fund

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that CRMC bears the cost of third-party research. The board and committee also noted that CRMC benefited from the use of commissions from portfolio transactions made on behalf of the fund to facilitate payment to certain broker-dealers for research to comply with regulatory requirements applicable to these firms, with all such amounts reimbursed by CRMC. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its track record of investing in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of a number of large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and CRMC’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

U.S. Government Securities Fund	43

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Francisco G. Cigarroa, MD, 1957	2021	Professor of Surgery, University of Texas Health San Antonio; Trustee, Ford Foundation; Clayton Research Scholar, Clayton Foundation for Biomedical Research	88	None
Nariman Farvardin, 1956	2018	President, Stevens Institute of Technology	93	None
Jennifer C. Feikin, 1968	2022	Business Advisor; previously held positions at Google, AOL, 20th Century Fox and McKinsey & Company; Trustee, The Nature Conservancy of Utah; former Trustee, The Nature Conservancy of California	102	Hertz Global Holdings, Inc.
Leslie Stone Heisz,1961	2022	Former Managing Director, Lazard (retired, 2010); Director, Kaiser Permanente (California public benefit corporation); former Lecturer, UCLA Anderson School of Management	102	Edwards Lifesciences; Public Storage, Inc.
Mary Davis Holt, 1950	2015–2016 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993–2003)	89	None
Merit E. Janow, 1958	2010	Dean Emerita and Professor of Practice, International Economic Law & International Affairs, Columbia University, School of International and Public Affairs	99	Aptiv (autonomous and green vehicle technology); Mastercard Incorporated
Margaret Spellings, 1957 Chair of the Board (Independent and Non-Executive)	2010	President and CEO, Texas 2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina	93	None
Alexandra Trower, 1964	2018	Former Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	88	None
Paul S. Williams, 1959	2020	Former Partner/Managing Director, Major, Lindsey & Africa (executive recruiting firm)	88	Air Transport Services Group, Inc. (aircraft leasing and air cargo transportation); Public Storage, Inc.

Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Michael C. Gitlin, 1970 Trustee	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Vice Chairman and Director, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]	88	None
Karl J. Zeile, 1966 Trustee	2019	Partner — Capital Fixed Income Investors, Capital Research and Management Company	23	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or referring to the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

44	U.S. Government Securities Fund

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Fergus N. MacDonald, 1969 President	2011	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Partner — Capital Fixed Income Investors, Capital Bank and Trust Company[6]
Kristine M. Nishiyama, 1970 Principal Executive Officer	2003	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Chair, Senior Vice President, General Counsel and Director, Capital Bank and Trust Company[6]
Michael W. Stockton, 1967 Executive Vice President	2021	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
David J. Betanzos, 1974 Senior Vice President	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company
Ritchie Tuazon, 1978 Senior Vice President	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Partner — Capital Fixed Income Investors, Capital Bank and Trust Company[6]
Courtney R. Taylor, 1975 Secretary	2006-2014 2023	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Becky L. Park, 1979 Treasurer	2021	Vice President — Investment Operations, Capital Research and Management Company
Jane Y. Chung, 1974 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Vice President — Investment Operations, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2015	Senior Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

U.S. Government Securities Fund	45

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U.S. Government Securities Fund	51

Office of the fund
333 South Hope Street
Los Angeles, CA 90071-1406

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address nearest you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Counsel
Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110-1726

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1000
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

52	U.S. Government Securities Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or refer to the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

U.S. Government Securities Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of U.S. Government Securities Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2023, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

American Funds Distributors, Inc.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemTM — has resulted in superior outcomes.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 28 years of investment industry experience, including 22 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes

Equity-focused funds have beaten their Lipper peer indexes in 90% of 10-year periods and 99% of 20-year periods.2 Relative to their peers, our fixed income funds have helped investors achieve better diversification through attention to correlation between bonds and equities.3 Fund management fees have been among the lowest in the industry.4

[1]	Investment industry experience as of December 31, 2022.
[2]	Based on Class F-2 share results for rolling monthly 10- and 20-year periods starting with the first 10- or 20-year period after each mutual fund’s inception through December 31, 2022. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary. Past results are not predictive of results in future periods.
[3]	Based on Class F-2 share results as of December 31, 2022. Sixteen of the 18 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation lower than their respective Morningstar peer group averages. S&P 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our mutual fund management fees were in the lowest quintile 62% of the time, based on the 20-year period ended December 31, 2022, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Refer to capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 333 South Hope Street, 55th Floor, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Paul S. Williams, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

GVT

Registrant:

a) Audit Fees:
Audit	2022	8,000
	2023	101,000

b) Audit-Related Fees:
	2022	4,000
	2023	4,000

c) Tax Fees:
	2022	9,000
	2023	9,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2022	None
	2023	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2022	2,168,000
	2023	1,937,000
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:

	2022	394,000
	2023	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2022	None
	2023	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $2,575,000 for fiscal year 2022 and $1,950,000 for fiscal year 2023. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE AMERICAN FUNDS INCOME SERIES

By __/s/ Kristine M. Nishiyama________________
Kristine M. Nishiyama, Principal Executive Officer

Date: October 31, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Kristine M. Nishiyama_____________
Kristine M. Nishiyama, Principal Executive Officer

Date: October 31, 2023

By ___/s/ Becky L. Park__________________
Becky L. Park, Treasurer and Principal Financial Officer

Date: October 31, 2023